UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2011

SOMBRIO CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52667	Not Applicable
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	No.)

11500 Harry Hines Blvd Ste # 3, Dallas, Texas
75229
(Address of principal executive offices)		(Zip Code)

(866) 649-0075
Registrant's telephone number, including area code

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

311 Tawney Road, Sarnia

Ontario, Canada N7S 5K1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01  Entry into a Material Definitive Agreement

On February 8, 2011, Ken MacAlpine, in accordance with and pursuant to a separation agreement, resigned as the Company’s President, Chief Executive Officer, Treasurer, and sole member of the Company’s Board of Directors. Pursuant to the Separation Agreement, Mr. MacAlpine was paid $100,000 and surrendered all his shares of Sombrio Capital Corp. (the “Company”).

On February 8, 2011, the Board of Directors of the Company appointed David J. Bleeden to serve as the Company’s President, Chief Executive Officer, Treasurer and sole member of the Company’s Board of Directors immediately following the resignation of Ken MacAlpine.

David J. Bleeden has been Chief Executive Officer President and Director of Strathmore Investments Inc. since 1997. In 1984 Mr. Bleeden co-founded Naked Juice and served as its co-founder from January 1984 until September 1989 where he was responsible for the development of the company’s distribution such as with Vons Supermarkets, Kroger and Ralph’s.  Mr. Bleeden was also responsible for building Naked Juice’s marketing strategy.  In 1988 Naked Juice was sold to Chiquita Banana. From 1997 to 2003, Mr. Bleeden was the President of Rhinotek Computer Products where he was responsible for retail sales and the marketing strategy.

On February 8, 2011, the Company entered into a Share Exchange Agreement (the “Exchange Agreement”), with Strathmore Investments, Inc. a Delaware corporation (“Strathmore”) and the shareholders of Strathmore. Pursuant to the Exchange Agreement, the Company agreed to issue an aggregate of 6,454,681 shares of the Company’s common stock to the shareholders of Strathmore (the “Acquisition Shares”) upon the consummation of the Exchange Agreement (the “Closing Date”), representing approximately 74% of the Company’s aggregate issued and outstanding common stock immediately following the closing of the Exchange Agreement, in exchange for all of the issued and outstanding capital stock of Strathmore.

The Company intends to changes its name to “HotCloud Mobile Inc.” or a similar derivation, as soon as practicable.

On February 8, 2011 (the “Issuance Date”), the Company issued convertible debentures to two accredited investors (the “Debentures”) in the aggregate principal sum of $325,000. At any time between the original issuance date and the 12 months from the issuance date (the “Maturity Date”) unless previously repaid by the Company the Debenture is convertible into common stock of the Company at a conversion price of equal to 75% of the volume weighted average price of the common stock for the five days preceding the conversion date. All unpaid and unconverted principal and interest is due 12 months from the Issuance Date.

In connection with the sale of the Debentures, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were accredited investors, and transfer was restricted by the Company in accordance with the requirements of the Securities Act.

Item 2.01 Completion of Acquisition or Disposition of Assets

Information in response to this Item 2.01 is keyed to the Item numbers of Form 10.

Item 1. Description of Business

  FORWARD-LOOKING STATEMENTS

 Statements in this current report on Form 8-K may be “forward-looking statements.” Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in this prospectus, including the risks described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this current report and in other documents which we file with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to our ability to raise any financing which we may require for our operations, competition, government regulations and requirements, pricing and development difficulties, our ability to make acquisitions and successfully integrate those acquisitions with our business, as well as general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this current report.

Effective on the Closing Date, pursuant to the Share Exchange Agreement, Strathmore became a wholly owned subsidiary of the Company. The acquisition of Strathmore is treated as a reverse acquisition, and the business of Strathmore became the business of the Company. At the time of the reverse acquisition, Sombrio Capital Corp. was not engaged in any active business.

References to “we,” “us,” “our” and similar words refer to the Company, its subsidiary, Strathmore.  References to “Sombrio ” refer to the Company and its business prior to the reverse acquisition.

Summary

Strathmore is a Delaware corporation organized on January 29, 1997. Sombrio is a Nevada corporation organized on March 31, 2006.

 We are a mobile products and services company selling mobile phones, mobile accessories, mobile applications, and mobile products and services. Currently, we sell over 35,000 products through our website at www.hotcloudmobile.com. The content on our website is not incorporated into this Report on 8-K.  The Company intends to extend its business model from that of an online mobile hardware and accessory provider to a model that includes the sale of high margin value-added content and services that are bundled with its hardware. As such, the Company intends to (i) sell mobile phone applications such as games, ringtones, graphics, mobile shopping, social networking, utilities and productivity; and (ii) recruit a team of software developers to create a suite of mobile device applications while also reselling applications developed by other parties.

We are in the process of moving our executive officers to 11500 Harry Hines Blvd. Suite #103, Dallas, Texas, 75229, and our telephone number at such address is (866) 649-0075.

Item 1B. Risk Factors.

An investment in the Company’s common stock involves a high degree of risk. In determining whether to purchase the Company’s common stock, an investor should carefully consider all of the material risks described below, together with the other information contained in this report before making a decision to purchase the Company’s securities. An investor should only purchase the Company’s securities if he or she can afford to suffer the loss of his or her entire investment.

Risks Related to our Business

We have a limited operating history upon which an evaluation of our prospects can be made.

We were organized on January 29, 1997 and have had only limited operations since our inception upon which to evaluate our business prospects. As a result, investors do not have access to the same type of information in assessing their proposed investment as would be available to purchasers in a company with a history of prior substantial operations. We face all the risks inherent in an early stage business, including the expenses, lack of adequate capital and other resources, difficulties, complications and delays frequently encountered in connection with conducting operations, including capital requirements and management’s potential underestimation of initial and ongoing costs. We also face the risk that we may not be able to effectively implement our business plan. If we are not effective in addressing these risks, we will not operate profitably and we may not have adequate working capital to meet our obligations as they become due.

Our independent auditors’ report includes an emphasis of matter paragraph stating that there is a substantial doubt about our ability to continue as a going concern.

Because we have incurred significant losses from operations since inception, our auditor included in its report for the years ended December 31, 2009, an emphasis of matter paragraph in its independent auditors’ report stating that there is a substantial doubt about our ability to continue as a going concern. If we continue to generate significant losses we may not be able to continue as a going concern.

A large portion of our business is conducted by credit card transactions, and accordingly, we are subject to risks out of our control related to such credit card transactions.

A large percentage of our business is conducted by credit card transactions. We rely on merchant processing accounts to process our credit card transactions. We are therefore subject to the risks associated with merchant processing that may be beyond our control, which include reserves, discount rates, processing rates, fees, charge backs, and the termination of processing accounts.

We may be unable to successfully execute any of our identified business opportunities or other business opportunities that we determine to pursue.

We currently have a limited corporate infrastructure. In order to pursue business opportunities, we will need to continue to build our infrastructure and operational capabilities. Our ability to do any of these successfully could be affected by any one or more of the following factors:

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 our ability to raise substantial additional capital to fund the implementation of our business plan;

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our ability to execute our business strategy;

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the ability of our products to achieve market acceptance;

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our ability to manage the expansion of our operations and any acquisitions we may make, which could result in increased costs;

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our ability to attract and retain qualified personnel;

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our ability to manage our third party relationships effectively; and

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our ability to accurately predict and respond to the rapid changes in our industry and the evolving demands of the markets we serve.

Our failure to adequately address any one or more of the above factors could have a significant impact on our ability to implement our business plan with and our ability to pursue other opportunities that arise.

We may not be able to effectively control and manage our proposed growth business plan, which would negatively impact our operations.

If our business and markets grow and develop, of which there are no assurances, it will be necessary for us to finance and manage expansion in an orderly fashion. We may face challenges in managing expanding product offerings and in integrating any acquired businesses with our own. Such eventualities will increase demands on our existing management, workforce and facilities. Failure to satisfy increased demands could interrupt or adversely affect our operations and cause administrative inefficiencies.

Our business depends on the development of strong brands, and if we do not develop and enhance our brands, our ability to attract and retain customers may be impaired and our business and operating results may be harmed.

We believe that our “HotCloud” brand and extensions thereof will be a critical part of our business. Developing and enhancing these brands may require us to make substantial investments with no assurance that these investments will be successful. If we fail to promote and develop our brands, or if we incur significant expenses (or significantly greater expenses than allocable) in this effort, our business, prospects, operating results and financial condition will be harmed. We anticipate that developing, maintaining and enhancing our brands will become increasingly important, difficult and expensive.

Economic declines have had a material adverse effect on our sales, and a slow recovery could prevent us from achieving our financial goals in 2011 and beyond.

We rely on strong consumer sales to prevent build-up of retail inventory. We cannot predict the extent to which economic conditions will change and many economists predict that the economic decline will be prolonged, that any recovery may be weak, and that conditions may deteriorate further before there is any improvement or even after some improvement has occurred. Continuing weak economic conditions in the United States or abroad as a result of the current global economic downturn, lower consumer spending (especially discretionary items), lower consumer confidence, continued high or higher levels of unemployment, higher inflation or even deflation, higher commodity prices, such as the price of oil, political conditions, natural disaster, labor strikes or other factors could negatively impact our sales or ability to achieve profitability.

We will need significant additional capital, which we may be unable to obtain.

As of September 30, 2010, we had limited cash available. We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures.  Accordingly we need significant additional capital to fund our operations. There can be no assurance that financing will be available in amounts or on terms acceptable to us, if at all.  If we are unable to raise substantial capital, investors will lose their entire investment.

If we do not maintain sufficient inventory levels or if we are unable to deliver our products to our customers in sufficient quantities, or on a timely basis, or if retail inventory levels are too high, our operating results will be adversely affected.

If we fail to meet tight shipping schedules, we could damage our relationships with retailers, increase our shipping costs or cause sales opportunities to be delayed or lost. In order to be able to deliver our merchandise on a timely basis, we need to maintain adequate inventory levels of the desired products. If our inventory forecasting and production planning processes result in our maintaining manufacturing inventory in excess of the levels demanded by our customers, we could be required to record inventory write-downs for excess and obsolete inventory, which would adversely affect our operating results. If the inventory of our products held by retailers is too high, they may not place or may reduce orders for additional products, which would unfavorably impact our future sales and adversely affect our operating results.

In providing our products we could infringe on the intellectual property rights of others, which may cause us to engage in costly litigation and, if we do not prevail, could also cause us to pay substantial damages and prohibit us from selling our services.

Third parties may assert infringement or other intellectual property claims against us. We may have to pay substantial damages, if it is ultimately determined that our services infringe a third party’s proprietary rights. Even if claims are without merit, defending a lawsuit takes significant time, may be expensive and may divert management’s attention from our other business concerns.

Any errors or defects contained in our products, or our failure to comply with applicable safety standards, could result in recalls, delayed shipments and rejection of our products and damage to our reputation, and could expose us to regulatory or other legal action.

Our products may contain errors or defects that are discovered after commercial shipments have begun, which could result in the rejection of our products by our retailers, damage to our reputation, lost sales, diverted development resources and increased customer service and support costs and warranty claims. Individuals could sustain injuries from our products, and we may be subject to claims or lawsuits resulting from such injuries. There is a risk that these claims or liabilities may exceed, or fall outside the scope of, our insurance coverage. Moreover, we may be unable to retain adequate liability insurance in the future.

Concerns about potential public harm and liability may involve involuntary recalls or lead us to voluntarily recall selected products. Recalls or post-manufacture repairs of our products could harm our reputation and our competitive position, increase our costs or reduce our net sales. Costs related to unexpected defects include the costs of writing down the value of our inventory of defective products and providing product replacement, as well as the cost of defending against litigation related to the defective products.

System failures in our web-based services or store could harm our business.

Our business is Internet-based and any failure to provide a positive user experience could have a negative impact on our reputation, sales and consumer relationships. If demand for accessing our websites exceeds the capacity we have planned to handle peak periods or if other technical issues arise when customers attempt to use these systems to purchase products or to access features or content for our increasing number of web-connected products, then customers could be inconvenienced or become dissatisfied with our products. Any significant disruption to our website or internal computer systems or malfunctions related to transaction processing on our e-commerce store or content management systems could result in a loss of potential or existing customers and sales. Any significant system failures in our web-based services or store could have a significant adverse effect on our sales and operating plan.

If we are unable to compete effectively with existing or new competitors, our sales and market share could decline.

Many of our direct, indirect and potential competitors have significantly longer operating histories, greater brand recognition and substantially greater financial, technical and marketing resources than we do. These competitors may be able to respond more rapidly than we can to changes in consumer requirements or preferences or to new or emerging technologies, and may be able to use their economies of scale to produce products more cheaply. Further, with greater economies of scale and more distribution channels, they may be successful even if they sell at a lower margin. Our larger competitors may also be able to devote substantially greater resources, including personnel, spending and facilities to the development, promotion and sale of their products than we do. We cannot assure you that we will be able to compete effectively in our markets.

We rely on key personnel and, if we are unable to retain or motivate key personnel or hire qualified personnel, we may not be able to grow effectively

Our success depends in large part upon the abilities and continued service of David Bleeden, our chief executive officer. There can be no assurance that we will be able to retain the services of Mr. Bleeden. Our failure to retain the services of our key personnel could have a material adverse effect on the Company. In order to support our projected growth, we will be required to effectively recruit, hire, train and retain additional qualified management personnel. Our inability to attract and retain the necessary personnel could have a material adverse effect on the Company. We have no “key man” insurance on any of our key employees.

Risks Related to the Company’s Common Stock

There is not an active liquid trading market for the Company’s common stock, thus our stockholders or future investors may not be able to sell their shares of our common stock.

The Company files reports under the Securities Exchange Act of 1934, as amended, and its common stock is eligible for quotation on the OTC Bulletin Board. However, there is no regular active trading market in the Company’s common stock, and we cannot give an assurance that an active trading market will develop. If an active market for the Company’s common stock develops, there is a significant risk that the Company’s stock price may fluctuate dramatically in the future in response to any of the following factors, some of which are beyond our control:

•	variations in our quarterly operating results;

•	announcements that our revenue or income are below analysts’ expectations;

•	general economic slowdowns;

•	sales of large blocks of the Company’s common stock;

•	announcements by us or our competitors of significant contracts, acquisitions, strategic partnerships, joint ventures or capital commitments; and

•	fluctuations in stock market prices and volumes, which are particularly common among highly volatile securities of early stage technology companies.

The ownership of our Common Stock is highly concentrated in our officers and directors, therefore, stockholders will not be able to influence or control matters relating to the Company.

Our executive officers and directors beneficially own approximately 6,131,947 shares of our outstanding Common Stock (70%). As a result, they have the ability to exercise control over our business by, among other items, their voting power with respect to the election of directors and all other matters requiring action by stockholders. Such concentration of share ownership may have the effect of discouraging, delaying or preventing, among other items, a change in control of the Company.

The Company’s common stock will be subject to the “penny stock” rules of the SEC, which may make it more difficult for stockholders to sell the Company’s common stock.

The Securities and Exchange Commission has adopted Rule 15g-9 which establishes the definition of a "penny stock," for the purposes relevant to us, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require:

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that a broker or dealer approve a person's account for transactions in penny stocks; and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must:

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obtain financial information and investment experience objectives of the person; and

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make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks.

The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prescribed by the Commission relating to the penny stock market, which, in highlight form:

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sets forth the basis on which the broker or dealer made the suitability determination; and

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that the broker or dealer received a signed, written agreement from the investor prior to the transaction.

Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

The regulations applicable to penny stocks may severely affect the market liquidity for the Company’s common stock and could limit an investor’s ability to sell the Company’s common stock in the secondary market.

As an issuer of “penny stock,” the protection provided by the federal securities laws relating to forward looking statements does not apply to the Company.

Although federal securities laws provide a safe harbor for forward-looking statements made by a public company that files reports under the federal securities laws, this safe harbor is not available to issuers of penny stocks. As a result, the Company will not have the benefit of this safe harbor protection in the event of any legal action based upon a claim that the material provided by the Company contained a material misstatement of fact or was misleading in any material respect because of the Company’s failure to include any statements necessary to make the statements not misleading. Such an action could hurt our financial condition.

The Company has not paid dividends in the past and does not expect to pay dividends for the foreseeable future.  Any return on investment may be limited to the value of the Company’s common stock.

No cash dividends have been paid on the Company’s common stock. We expect that any income received from operations will be devoted to our future operations and growth. The Company does not expect to pay cash dividends in the near future. Payment of dividends would depend upon our profitability at the time, cash available for those dividends, and other factors as the Company’s board of directors may consider relevant. If the Company does not pay dividends, the Company’s common stock may be less valuable because a return on an investor’s investment will only occur if the Company’s stock price appreciates.

Our issuance of common stock upon conversion of debentures may depress the price of our common stock.

As of February 8, 2011, we have 8,749,992 shares of common stock issued and outstanding. The issuance of shares of common stock upon conversion of convertible debentures could result in substantial dilution to our stockholders, which may have a negative effect on the price of our common stock.

We are subject to the reporting requirements of federal securities laws, which can be expensive and may divert resources from other projects, thus impairing our ability to grow.

We are subject to the information and reporting requirements of the Exchange Act and other federal securities laws, including compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). The costs of preparing and filing annual and quarterly reports, proxy statements and other information with the SEC (including reporting of the Stock Exchange) and furnishing audited reports to stockholders will cause our expenses to be higher than they would have been if we remained privately held and did not consummate the Stock Exchange.

If we fail to establish and maintain an effective system of internal control, we may not be able to report our financial results accurately or to prevent fraud. Any inability to report and file our financial results accurately and timely could harm our reputation and adversely impact the trading price of our common stock.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. In addition, if we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and may adversely affect any market for, and the liquidity of, our common stock.

Public company compliance may make it more difficult for us to attract and retain officers and directors.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public company, we expect these new rules and regulations to increase our compliance costs and to make certain activities more time consuming and costly. As a public company, we also expect that these new rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance in the future and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

BUSINESS

Background

Strathmore Investments, Inc. (the “Company”) was formed in Delaware on January 29, 1997.   We are a seller of wireless products. Our catalog of over 35,000 products includes: unlocked cell phones and personal digital assistants (PDA’s) that have Smartphone capabilities, as well as accessories that include software, phone activations and novelty items. Most of our customers reside in the U.S. We have a client base of approximately 430,000 opt-in subscribers to our newsletter combined with our comprehensive one-stop shop for wireless products and services is  central to our business.

The Company intends to extend its business model from that of an online mobile hardware and accessory provider to a model that includes the sale of high margin value-added content and services that are bundled with its hardware. As such, the Company intends to (i) sell mobile phone applications such as games, ringtones, graphics, mobile shopping, social networking, utilities and productivity; and (ii) recruit a team of software developers to create a suite of mobile device applications while also reselling applications developed by other parties.

Our website can be found at www.hotcloudmobile.com.The contents of this website are not incorporated into this 8-K.

Company History

Strathmore Investments, Inc. (“Strathmore”) was incorporated as a Subchapter S corporation on January 29, 1997. The Company sells wireless products, including mobile applications for smartphones over the Internet in the U.S.

Strathmore entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of April 29, 2009, and OmniReliant Holdings, Inc., a Nevada corporation (“OmniReliant”), pursuant to which the Company sold 500 shares of common stock of the Company (the “Common Stock”), which represented  50% of Strathmore’s issued and outstanding shares of capital stock, at a purchase price of $2,000 per share, for an aggregate purchase price of $1,000,000. Pursuant to the transactions under the Purchase Agreement (the “Transactions”), OmniReliant has a perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000. Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.

On November 22, 2010, Strathmore entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumptions of Obligations (“Assignment Agreement”) with OmniReliant pursuant to which Strathmore transferred to OmniReliant certain assets of Strathmore as set forth in the Assignment Agreement. As consideration for the transfer of the assets: (i) OmniReleiant transferred to Strathmore 450 shares of Strathmore’s Common Stock; (ii) all defaults under the several outstanding secured capital notes were deemed cured; and (iii) if Strathmore pays the amount of $375,000 within a hundred and twenty days of going public, the Notes will be deemed satisfied, in full.

Going Concern

The financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business.  For the nine months ended September 30, 2010 had a net loss of $(124,889), a working capital deficit of $(1,188,360), a stockholders’ deficit of ($1,751,006) and we had a accumulated deficit of $(2,632,006), our ability to operate as a going concern is still dependent upon our ability (1) to obtain sufficient debt and/or equity capital and/or (2) generate positive cash flow from operations and achieve profitability.

Our Products

We operate three business units that together serve our customers’ wireless needs, including providing the newest handsets and accessories and the latest mobile content and wireless services with the highest level of service and expertise available in the industry. The Company’s units cover the entire wireless products and services value chain, from hardware, software and service to any kind of mobile content application need.

We offer the latest selection of Smartphone’s, cell phones and accessories from manufactures that include Apple, Blackberry, Nokia, Motorola, and Samsung, unlocked or through carriers plans from Verizon Wireless, AT&T, T-Mobile, Sprint, and Nextel.

Services

We offer a wide range of services to complement its large and growing selection of wireless products, including data synchronization, backup services, device configuration, and much more. Our services are backed up by knowledgeable sales people who understand the latest products and accessories and can make informed recommendations to its customers.

Content

We intend to leverage our distribution system by offering the latest content, mobile applications, and subscriptions services to meet its customers’ wireless content needs.

We currently generate most of our revenue from retail sales on the Internet. Customers go to our website, order the products that they would like to purchase and then pay for their order. Approximately 95% of our customers pay by credit card. The orders are generally filled within one to three business days and shipped via the United States Postal Service (“USPS”), USPS Priority Mail or by United Parcel Service.

We currently generate approximately 90% of our revenue from retail sources; the remaining revenues are generated from wholesale sources. Approximately 90% of our retail sales consist of unlocked cell phones and personal digital assistants; the remaining revenues are generated from the sale of cell phone and PDA accessories.

We intend to develop a dedicated sales force focusing on the wholesale segment and anticipates generating approximating 25% of its revenues from this source within four to five years.

Our average order size is as follows:

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Retail – cell phones and PDAs: $195;

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Retail – accessories: $32; and;

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Wholesale: $350; and

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Mobile applications and services: $6.95 a month.

Revenue Model

We generate all of our revenue on the Internet. Customers go to our website,  www.Hotcloudmobile.com, order the applications that they would like to purchase, pay for their purchases and instantaneously download their newly acquired applications. Almost all of our customers pay by credit card.

Our value-added content and services will include mobile phone applications such as ringtones graphics, games, insurance, custom device configuration, mobile sync and mobile broadband services. We will internally develop applications and services for sale, as well as sell applications and services that have been developed by other entities.

We currently have over 400,000 subscribers to our newsletters.

The Company intends to enter into sales representation agreements with a network of online retailers who will independently market and sell our product offerings.

Distribution Method

The Company ships products directly from its warehouse in Dallas, Texas.  Some products, such as mobile applications, are delivered through the internet.

Go to Market Strategy

We intend to implement the following strategy:

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Increase the number of opt-in clients and wholesale clients;

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Increase the number of  purchases that each customer makes;

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Encourage customers based on buying patterns and needs to consider certain applications, accessories and subscription services that fit their needs and buying profile and enhance their wireless experience;

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Use database analysis techniques to create bundled packages that offer clients huge values at extremely affordable prices. Management believes that these bundled and subscription based packages could also be very important differentiators in the marketplace, while generating large revenue growth and tremendous profits; and

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Increase clients’ repurchase frequency. Most handsets have a short lifecycle of 16 months and the repurchase of handsets and accessories can be accelerated by new technological advances that create immense growth;

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Strategic partnerships and

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Strategic acquisitions.

Market Analysis Summary

The Company’s vertically integrated approach and focus on growing its subscriber base plays into a very large and dynamic industry that is moving too quickly for traditional wireless products and services distribution models. According to Gartner, Inc., an information technology research and advisory firm:

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Over $250,000,000 in sales is generated every day;

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Over 1.3 billion handsets are sold globally every year;

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25 billion applications are expected to be downloaded by 2015;

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Accessories marketplace is $26.5 billion and expected to double by 2015;

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Cell phone insurance market estimated at $6 billion annually; and

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The unlocked phone market is estimated at $2 billion per annum.

Market Segmentation

Suppliers

The Company purchases the products it sells from the manufactures and as such relies on a large and diverse number of vendor/manufacturers.

Customers

The Company’s products, services and applications will be sold primarily to individual retail customers. A small percentage of the products will be sold to distributors.

Competition

The market for wireless voice and data products, as well as related services and applications, is characterized by intense price competition and significant price erosion over the lives of the products. The Company competes principally on the basis of value in terms of price, product knowledge, reliability, product availability and customer service. The distribution and sale of mobile wireless devices has been characterized by relatively low barriers to entry, rapidly changing technologies and evolving industry standards that often result in short product life cycles and product obsolescence. Additionally, the wireless device industry is increasingly segmenting its product offering and introducing products with enhanced functionality that competes with other non-wireless consumer electronic products. Examples include wireless devices with embedded mega-pixel cameras, which now compete with non-wireless digital cameras, and wireless devices with MP3 capabilities that compete with non-wireless handheld audio players. These non-wireless consumer electronic products are sold by other non-wireless retailers who may become competitors of the Company as the wireless industry continues to introduce wireless devices with enhanced functionality. Additionally, many mobile application developers provide applications to their customers at no charge with the expectation that they will generate revenue from advertising when their customers use the applications.

Industry Overview and Demand factors

Mobile Device Applications

The market for mobile device applications has increased in recent years, mirroring the growth in high-end Smartphone’s. Smartphone users today tend to be early adopters of new mobile applications and more trustful of billing mechanisms, so they will pay for applications that can meet their needs. According to a report issued by research2guidance, mobile research specialists,  there are approximately 300 million Smartphone’s in use worldwide, a number that is expected to grow to approximately 970 million in 2013.

According to Gartner, Inc., an information technology research and advisory firm, consumers downloaded over 2.5 billion mobile applications in 2009 at a cost of approximately $4.2 billion. In 2010, they are expected to download 4.5 billion mobile applications at a cost of $6.8 billion. By 2013, the number of downloaded applications is expected to grow to 21.6 billion at a cost of $29.5 billion.

Gartner, Inc. estimates that free downloads will account for 82% of all downloads in 2010, and will account for 87% of downloads in 2013. An application may be free because the developer is offering it at no cost to the consumer while charging for other things within the application. There are also applications that are free to use but that charge for physical goods that you can have delivered through the application. There are many applications that are free to users and derive their revenue from advertising. This can be done with banners as well as full page advertising between game levels for instance.

The mobile communications hardware companies have been very supportive of the mobile applications providers because consumer demand for specific applications can have a significant impact on the success or failure of a communications platform.

Cloud Computing

Some of our Mobile applications will be hosted on servers hosted by the Company, which will utilize a cloud computing model to deliver its products and services. Cloud computing refers to the use of Internet based computing, storage and connectivity technology for the delivery of software services. The ubiquity of the Internet, along with the dramatic decline in the pricing of technology components (including bandwidth and storage charges) has enabled this new generation of computing, in which dynamically scalable and secure resources are provided as a service to both enterprises and consumers. Cloud computing allows services to be delivered on-demand. In the same manner that electricity is delivered on-demand from large scale power plants, cloud computing is delivered from large, centralized data centers to businesses and individuals all over the world.

Replacement Devices

The single biggest factor driving global mobile wireless device demand is the sale of replacement devices. The introduction of compelling data centric services over fast networks has helped to fuel this demand. Approximately 70% of all mobile wireless devices sold in 2008 were replacement devices. The ease of use and the functionality of these devices will continue to drive consumer demand and, hence, the replacement cycle. The social and business use of wireless data products, including interactive pagers, personal digital assistants and other mobile computing devices, has gained wide consumer acceptance. Additionally, the convergence of telecommunications, computing and media is further accelerating the replacement cycle and driving demand.

Smartphones (personal digital assistants)

 One of the key drivers for the sales growth of replacement devices is the migration by customers to the next generation of mobile devices that offer the availability of compelling content and enhanced device capabilities that include streaming video and television, music, banking, advertising and social networking.

Known as “Smartphones”, these devices have been responsible for most of the recent growth in the mobile wireless device industry. Smartphones trace their origins to the personal digital assistant (“PDA”), a simple handheld computer that was designed to function as an electronic organizer for appointment calendars and contact information. Today, the typical PDA also functions as a telephone and features a touch screen for entering data, a memory card slot for data storage and Internet connectivity.

Next Generation Systems/Converged Devices.

The Company believes that one of the key drivers for the growth in volume of replacement devices shipped will be the migration to next generation systems and devices (3G, 3.5G and 4G) with streaming video and television, and increasing penetration of converged devices. Mobile data (mobile music, mobile TV, mobile banking, mobile advertising, and mobile social networking) and the availability of compelling content and enhanced device capabilities will continue to drive the replacement cycle. While the new features, enhanced functionalities, converged and 3G devices and migration to next generation systems are anticipated to increase both replacement device shipments and total wireless device shipments, general economic conditions, consumer acceptance, component shortages, manufacturing difficulties, supply constraints and other factors could negatively impact anticipated wireless device shipments.

Government Regulation

The Company is subject to state, federal and international laws and regulations applicable to commerce conducted online. Laws and regulations have been adopted that address Internet-related issues that include online content, privacy, security, online marketing, unsolicited commercial email, terms and conditions, notice, taxation, product pricing, quality of products and services, general consumer protection and contract laws. Some of these laws and regulations, particularly those that relate specifically to the Internet, have been adopted relatively recently and their scope and application may still be subject to uncertainties. Interpretations of these laws, as well as any new or revised law or regulation, could decrease the demand for our services, increase our cost of doing business, result in liabilities for us, restrict our operations or otherwise cause our business to suffer. Our failure, or the failure of our business partners, to accurately anticipate the application of these laws and regulations, or to comply with such laws and regulations, could create liability for us, result in adverse publicity and negatively affect our operations and financial condition.

Privacy, Security, Data and Consumer Protection. The Federal Trade Commission (“FTC”) and many state attorneys general are applying federal and state consumer protection laws to the online collection, use and dissemination of personal information and the presentation of website content and false advertising as well. These laws and regulations include requirements for companies to establish procedures to disclose and notify users of privacy and security policies and actual or suspected data security breaches, to obtain consent from users for collection and use of certain types of information and to provide users with the ability to access, correct and delete some of their personal information stored by us. These regulations also include enforcement and redress provisions. The specific limitations imposed by these regulations are subject to interpretation by courts and other governmental authorities. In addition, the FTC has conducted investigations into the privacy and security practices of companies that collect personal user information over the Internet and the use and disclosure of that information. We may become subject to the FTC's regulatory and enforcement efforts with respect to current or future regulations, or those of other governmental bodies, which may adversely affect our ability to collect demographic and personal information from our customers and our ability to use this information in our communications to our customers, which could adversely affect our marketing efforts. We believe that our information collection and disclosure policies comply with existing laws, but a determination by a state or federal agency or court that any of our practices do not meet these standards could result in liability and adversely affect our business. In addition, in the European Union member states and other foreign countries, data protection is even more highly regulated and rigidly enforced. To the extent that we expand our business into these countries, we expect that compliance with these regulations will be more burdensome and costly for us.

The Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003 (the “CAN-SPAM Act”) regulates the distribution of commercial emails. Among other things, the CAN-SPAM Act provides a right on the part of an email recipient to request the sender to stop sending certain categories of messages and establishes penalties for the sending of email messages which are intended to deceive the recipient as to source or content or are otherwise sent in violation of the CAN-SPAM Act. We apply the CAN-SPAM requirements to our email communications, and believe that our email practices comply with the requirements of the CAN-SPAM Act.

Intellectual Property

The Company will rely on a combination of trademark, copyright, trade secret and patent laws, as well as confidentially agreements and contractual provisions, to protect its proprietary technology and its brand. Despite the protection of general intellectual property law and our contractual restrictions, it may be possible for a third-party to copy or otherwise obtain and use their intellectual property without their authorization. The Company will also rely on technologies that it licenses from third parties, including software solutions for online platform management, financial reporting, inventory management, order fulfillment and merchandising.

In the future, the Company may receive communications from third parties claiming that it has infringed on the intellectual property rights of others. Any intellectual property claims, regardless of merit, may require the Company to seek licenses to that technology. In addition, the Company may seek to license third-party technologies to incorporate into its products. These licenses may not be available to the Company at a reasonable cost, or at all. Additionally, the steps the Company will take to protect its intellectual property rights may not be adequate and third parties may infringe or misappropriate its proprietary rights. Competitors may also independently develop technologies that are substantially equivalent or superior to the technologies that the Company employs to make its products. If the Company fails to protect its proprietary rights adequately, its competitors could offer similar products, potentially causing significant harm to its competitive position and decreasing its revenues.

Employees

As of the date of the filing of this report, we have  a full/part-time staff of five. We consider our employee relations to be good. The Company relies on third party customer service representatives to take and process orders.

Item 2. Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of the combined results of operations and financial condition of Strathmore Investments Inc. for the nine months ended September 30, 2010 and 2009, and for the fiscal years ended December 31, 2009 and 2008 should be read in conjunction with the financial statements and related notes for the nine months ended September 30, 2010 and 2009, and the audited financial statements and related notes for the years ended December 31, 2009 and 2008, that are included elsewhere in this Form 8-K. Our discussion includes forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives, expectations and intentions. Actual results and the timing of events could differ materially from those anticipated in these forward-looking statements as a result of a number of factors, including those set forth under the Risk Factors, Cautionary Notice Regarding Forward-Looking Statements and Business sections in this Form 8-K. We use words such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “may,” “will,” “should,” “could,” and similar expressions to identify forward-looking statements.

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

•

Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;

•

Our ability to raise capital when needed and on acceptable terms and conditions;

•

The intensity of competition; and

•

General economic conditions.

 All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Overview

 Strathmore Investments Inc. (the “Company”), a Delaware corporation, was incorporated on January 29, 1997. The Company sells wireless products, including mobile applications for smartphones, over the Internet in the U.S.

Critical Accounting Policies and Estimates

 Certain of the Company’s accounting policies are important to the portrayal of the Company’s financial condition, since they require management to make difficult, complex or subjective judgments, some of which may relate to matters that are inherently uncertain. Estimates associated with these policies are susceptible to material changes as a result of changes in facts and circumstances.

 While our significant accounting policies are more fully described in Note 2 to our combined financial statements appearing at Exhibit 99.1, we believe that the following accounting policies are the most critical to aid you in fully understanding and evaluating this management discussion and analysis:

Revenue Recognition

 The Company recognizes revenue from the sale of its products when the products are shipped and title has passed to the customer in accordance with the terms of the sale and collectability or consideration is reasonably assured.

 The Company allows limited product return and discounts. The Company has established an allowance on its books to account for these returns.

Allowance for Doubtful Accounts

 While most of the Company’s sales are to customers who pay with credit cards, the Company does extend credit to some of its customers. The Company performs ongoing credit evaluations of its customers and grants credit based upon a review of historical collection experience, current aging status, financial condition of the customer and anticipated industry conditions. Customer payments are regularly monitored and a provision for doubtful accounts is established based upon aging the accounts receivable, specific situations and overall industry conditions. In situations where the creditworthiness of a customer is uncertain, services are provided on receipt of cash in advance or services are declined. The company’s management believes that the provision for doubtful accounts is adequate.

Use of Estimates

The preparation of the Company’s financial statements in conformity with generally accepted accounting principles of the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Significant estimates reflected in the Company’s financial statements include the useful lives and recoverable of property and equipment and estimates of intangible assets. Actual results could differ from those estimates.

Recent Accounting Pronouncements

The Company has evaluated the most recent accounting standards through the date of these financial statements and in management’s opinion none of these pronouncements will have a material impact on the Company’s financial statements.

Results of Operations

Comparison of Results of Operations for the Nine Months Ended September 30, 2010 and 2009

	Nine months ended September 30,
	2010		2009

Sales	$ 696,538	100.00%	$ 1,250,466	100.00%
Cost of Goods Sold	254,363	36.52%	796,761	63.72%
Gross Profit	442,175	63.48%	453,705	36.28%

General and Administrative Expenses	528,825	75.92%	1,033,671	82.66%

Net Profit (Loss) from Operations	(86,650)	-12.44%	(579,966)	-46.38%

Other Income (Expenses) - Net	(38,239)	-7.23%	(3,999)	-0.39%
Net Profit (Loss) Before Income Taxes	(124,889)	-19.67%	(583,965)	-46.77%
Income Tax Expense	-	0.00%	-	0.00%
Net Profit (Loss)	$ (124,889)	-19.67%	$ (583,965)	-46.77%

Revenue

Net revenue for the nine months ended September 30, 2010 decreased by $553,928, or 44.3%, from the same period in 2009. The decrease was mainly due to the fact that the Company sold fewer products as it transitioned its business model away from selling low margin products.

Cost of Goods Sold

Cost of goods sold includes the cost of the products being sold and inbound shipping costs. The cost of goods sold for the nine months ended September 30, 2010 decreased by $542,398, or 68.1%, from the same period last year. The decrease was mainly due to the fact that the Company sold fewer products during the 2010 period. The gross profit percentage increased from 36.28% for the nine month period ended September 30, 2009 to 63.48% for the nine month period ended September 30, 2010. The increase was mainly due to the fact that the Company transitioned its business model away from selling low margin products.

General and Administrative Expenses

General and administrative expenses for the nine month period ended September 30, 2010 decreased by $504,846, or 49.8%, from the same period last year. The decrease was primarily due to the fact that the Company significantly decreased its advertising expenditures.

Other Income (Expense) – Net

The net expense for Other Income (Expense)  for the nine month period ended September 30, 2010 increased by $34,240, or 856.2%, from the same period last year. The increase was primarily due to the fact that the Company incurred higher interest charges.

Income Tax Expense

The Company incurred losses for the nine month periods ending September 30, 2010 and 2009 and did not incur any tax expense.

Net Profit (Loss)

The net loss for the nine month period ended September 30, 2010 decreased by $459,076, or 78.6%, from the same period last year. The decrease was mainly due to the fact that the Company transitioned its business model away from selling low margin products and lowering costs of SG&A.

Comparison of Results for the years ended December 31, 2009 and 2008

Strathmore Investments, Inc.
Statement of Operations
for the years ended December 31,

		(Restated)
	2009	2008

Sales	$ 1,625,572	$ 2,866,842
Cost Of Goods Sold	1,310,739	2,122,691
Gross Profit	314,833	744,151

General And Administrative Expenses	1,695,042	1,172,713

Net Profit / (Loss) From Operations	(1,380,209)	(428,563)

Other Income / (Expenses)	1,323	509
Interest Expense	(10,834)	(7,544)
Net Profit / (Loss) Before Income Taxes	(1,389,720)	(435,598)
Income Tax Expense	-	-
Net Profit / (Loss)	$ (1,389,720)	$ (435,598)

Revenue

Net revenue for the year ended December 31, 2009 decreased by $1,241,270, or 44.0%, from the same period in 2008. The decrease was mainly due to the fact that the Company sold fewer products as it faced increased retail competition.

Cost of Goods Sold

Cost of goods sold includes the cost of the products being sold and inbound shipping costs. The cost of goods sold for the year ended December 31, 2009 decreased by $811,952, or 38.3%, from the same period in 2008. The decrease was mainly due to the fact that the Company sold fewer products during the 2009 period. The gross profit percentage decreased from 25.96% for the year ended December 31, 2008 to 19.37% for the year ended December 31, 2009. The decrease was mainly due to the fact that the Company reduced the prices of its products to compete with its competitors.

General and Administrative Expenses

General and administrative expenses for the year ended December 31, 2009 increased by $522,329, or 45%, from the same period in 2008. The decrease was primarily due to the fact that the Company increased its advertising expenditures.

Other Income (Expense) – Net

The net expense for Other Income (Expense) for the year ended December 31, 2009 increased by $2,475, or 35.2%, from the same period in 2008.

Income Tax Expense

The Company incurred losses for the years ending December 31, 2010 and 2009 and did not incur any tax expense.

Net Profit (Loss)

The net loss for the year ended December 31, 2009 increased by $954,123, or 219%, from the same period in 2008. The decrease was mainly due to the fact that the Company reduced the prices of its products to compete with its competitors.

Liquidity and Capital Resources

We presently finance our operations primarily from the cash flow from our operations loans from one of our shareholders and sales of commons stock. If we require additional capital to expand or enhance our existing facilities, we may consider debt or equity offerings or institutional borrowing as potential means of financing.

Comparison of Results for the Nine Months ended September 30, 2010 and 2009

Strathmore Investments, Inc.
Condensed Statements of Cash Flows
for the nine months ended
September 30,

	Un-audited	Un-audited
	2010	2009
Net Cash provided / (Used) In Operating Activities	$ (31,126)	$ (577,213)
Net Cash Flows Used In Investing Activities	-	-
Net Cash Flows Provided / (used) By Financing Activities	32,883	588,213
Net (Decrease) Increase in Cash and Cash Equivalents	1,757	11,000
Cash and Cash Equivalents at Beginning of Period	-	2,588
Cash and Cash Equivalents at End of Period	$ 1,757	$ 13,588

 As of September 30, 2010, we had cash and cash equivalents of $1,757, other current assets of $81,295 and current liabilities of $1,271,412.

 Net cash used by operating activities for the nine months ended September 30, 2010 was $31,126 as compared with net cash used by operating activities of $577,213 for the same period in 2009. This decrease was mainly attributable to a lower loss and lower sales, which reduced the balance of the year end accounts receivable.

There was no net cash either used or provided for by investing activities in the nine month periods ended September 30, 2010 and 2009.

 Net cash provided by financing activities was $32,883 for the nine months ended September 30, 2010 compared with net cash provided from financing activities of $588,213 for the same period in 2009. The decrease was mainly attributable to the sale of common stock by the Company in 2009. There were no such sales of our common stock in 2010.

Comparison of Results for the Year Ended December 2010

Strathmore Investments, Inc.
Condensed Statements of Cash Flows
for the years ended December 31,
		(Restated)
	2009	2008
Net Cash provided / (Used) In Operating Activities	$ (1,168,733)	$ (209,686)
Net Cash Flows Used In Investing Activities	(56,630)	-
Net Cash Flows Provided / (used) By Financing Activities	1,225,363	165,364
Net (Decrease) Increase in Cash and Cash Equivalents	-	(44,322)
Cash and Cash Equivalents at Beginning of Period	-	44,322
Cash and Cash Equivalents at End of Period	$ -	$ -

 As of December 31, 2009, we had a bank overdraft of $2,753, other current assets of $135,228 and current liabilities of $1,182,776.

 Net cash used by operating activities for the year ended December 31, 2009 was $1,168,733 as compared with net cash used by operating activities of $209,686 for the same period in 2008. This increase was mainly attributable to a larger loss.

 Net cash used in investing activities for the year ended December 31, 2009 was $56,630. There was no net cash either used or provided for by investing activities in the year ended December 31, 2008. The increase is attributable to information technology upgrades.

Net cash provided by financing activities was $1,225,363 for the year ended December 31, 2009 compared with net cash provided from financing activities of $165,364 for the same period in 2008. The increase was mainly attributable to the sale of common stock by the Company in 2009. There were no such sales of our common stock in 2008.

Plan of Operation

 The Company intends to develop and sell a suite of products, services and applications that it believes will enable it increase its market share in the wireless industry while enhancing its profitability by bundling, accessories, value added content and services with its hardware. While the Company will continue to grow its business organically by offering new products and services, the Company also intends to make acquisitions.

Key elements of the Company’s business strategy include:

Offer additional applications for mobile devices. In addition to acquiring or licensing mobile application from third party developers, the Company will recruit a software development team that will be charged with the task of developing software applications for sale to the owners of mobile communications devices.

Resell mobile device applications developed by other software companies. In addition to selling mobile device applications developed internally, the Company will resell applications developed by other parties.

Market HotCloud Mobile’s applications to the Company’s existing customer base. The Company will aggressively market HotCloud Mobile’s applications to customers who have previously purchased mobile products from the Company.

Enhance the profitability of the Company by selling high margin accessories and value-added services. The Company has historically recognized higher gross margins from the sale of mobile device accessories than the sale of the actual devices at either retail or wholesale (25.0%). The Company expects to generate high margins from the sale of mobile device applications. The Company intends to devote a disproportionate amount of its marketing resources to promoting the sale of high margin accessories, value-added services and mobile applications rather than hardware devices.

Critical Accounting Policies and Estimates

See “Results of Operations and Final Condition – Critical Accounting Policies and Estimates.”

Off-Balance Sheet Arrangements

The Company has not entered into any off-Balance Sheet arrangements.

Item 3.  Properties.

 On March 5, 2010 we entered into a 1 year extension on our lease with The Agoura Road Group. The lease expires on February 28, 2011.  The facility is approximately 3,000 square feet and located at 29399 Agoura Road, Agoura Hills CA, 91301, Suite 103/110.  The lease calls for monthly payments of $3,626..

We are in the process of moving our principal executive officers to 11500 Harry Hines Blvd., Suite #103, Dallas, Texas 75229.

Item 4.  Security Ownership of Certain Beneficial Owner and Management

The following table sets forth certain information, as of  February 8, 2011 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Bearhunt Investments, Inc.(3)	6,131,947shares (4)	70%
All officers and directors as a group	6,131,947	70%

(1)

Except as otherwise indicated, the address of each beneficial owner is c/o Strathmore Investments Inc., 11500 Harry Hines Blvd. Suite # 103, Dallas, Texas 75229.

(2)

Applicable percentage ownership is based on 8,749,992 shares of common stock outstanding as of February 8, 2011 together with securities exercisable or convertible into shares of common stock within 60 days of February 8, 2011 for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of February 8, 2011 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)

David Bleeden, our Chief Executive Officer, Chief Accounting Officer, President and Director, is the President of Bearhunt Investments, Inc. and has the sole voting and dispositive power over the securities held for the account of Bearhunt Investments, Inc.

(4)

Represents the 6,131,947 Acquisition Shares acquired in connection with the closing of the Share Exchange Agreement described in Item 1.01 herein.

Item 5. Directors and Executive Officers.

Below are the names and certain information regarding the Company’s executive officers and directors following the acquisition of Strathmore.

Name	Age	Position
David J. Bleeden	49	Chief Executive Officer,
		Principal Accounting Officer
		President and Chairman

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified.  Officers serve at the discretion of the board of directors.  The Board of Directors does not have any committees. To date, no amount has been paid to a director for the services of such individual on the Board.

Background of Executive Officers and Directors

David J. Bleeden, Chief Executive Officer, Principal Accounting Officer, President and Director

David J. Bleeden has been Chief Executive Officer, Principal Accounting Officer, President and Director of the Company since 1997. In 1984 Mr. Bleeden co-founded Naked Juice and served as its co-founder from January 1984 until September 1989 where he was responsible for the development of the company’s distribution such as with Vons Supermarkets, Kroger and Ralph’s.  Mr. Bleeden was also responsible for building Naked Juice’s marketing strategy.   In 1988 Naked Juice was sold to Chiquita Banana. From 1988 to 2003, Mr. Bleeden was the President of Rhinotek Computer Products where he was responsible for retail sales and the marketing strategy.

Board Leadership Structure and Role in Risk Oversight

Due to the small size and early stage of the Company, we have not adopted a formal policy on whether the Chairman and Chief Executive Officer and Principal Accounting Officer positions should be separate or combined. These roles are currently not separated with Mr. Bleeden serving as both the Chief Executive Officer and the Chairman of the Board.

 The board of directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. The board of directors focuses on the most significant risks facing our company and our company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the board’s appetite for risk. While the board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our board leadership structure supports this approach.

Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

•	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Code of Ethics

We have not adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions because of the small number of persons involved in the management of the Company.

Nominating Committee

The Board of Directors acts as the Nominating Committee as the Board has no separate committees. We have not adopted any procedures by which security holders may recommend nominees to our Board of Directors.

Audit Committee

The Board of Directors acts as the Audit Committee and the Board has no separate committees. The Company has no qualified financial expert at this time because it has not been able to hire a qualified candidate. Further, the Company believes that it has inadequate financial resources at this time to hire such an expert.

Item 6.  Executive Compensation

The following table sets forth all compensation paid in respect of Strathmore’s principal executive officer and those individuals who received compensation in excess of $100,000 per year for our last two completed fiscal years. No other officer of Strathmore received compensation in excess of $100,000 for either of our last two completed fiscal years.

SUMMARY COMPENSATION TABLE

Name	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensations Earnings ($)	All Other Compensation ($)	Total ($)
David Bleeden (1)	2010	$150,000	-	-	-	-	-	-	$150,000
	2009	$112,500	-	-	-	-	-	-	$112,500

(1)

David Bleeden is also President of Bearhunt Investments, Inc., a corporation that provides management services to Strathmore Investments, Inc.

Employment Agreements

Mr. Bleeden’s appointment as our former Chief Executive Officer and President is set forth in an employment agreement between Mr. Bleeden and us dated April 1, 2009.  Under that agreement, Mr. Bleeden is to receive compensation consisting of the following: (i) an annual salary of $150,000, and (ii) perquisites, which are approved by the Board and are generally made available to all salaried employees and executives.  The term of Mr. Bleeden’s employment agreement is three years (the “Term”). Mr. Bleeden may terminate his employment prior to the expiration of the Term upon thirty days’ prior written notice to the Company. The Company may terminate Mr. Bleeden’s employment prior to the expiration of the Term, provided, however, that if such termination is by the Company for any reason other than a Termination for Cause (as defined below), then Mr. Bleeden will be entitled to receive a severance payment equal to $75,000, which shall be paid no later than the last day of Mr. Bleeden’s employment, and provided further that if termination is by the Company due to Mr. Bleeden being unable to perform his duties due to death or disability, no severance payment will be due to Mr. Bleeden. For the purpose of Mr. Bleeden’s severance payment, “Termination for Cause” means generally termination due to: (i) Mr. Bleeden’s breach of the confidentiality provisions of his employment agreement; (ii) Mr. Bleeden’s willful failure to perform his duties in accordance with his employment agreement; (iii) Mr. Bleeden’s willful failure on more than one occasion to comply in any respect with any reasonable written policies or directors of the Board; and (iv) Mr. Bleeden is convicted of, or pleads guilty to, any felony or crime involving fraud, misappropriation or embezzlement against the Company.

Apart from the abovementioned, there are no other current employment agreements between the Company and its executive officers. Our executive officers have agreed to work without remuneration until such time as we receive sufficient revenues necessary to provide proper salaries to the officer and compensate the director for participation.

Outstanding Equity Awards at Fiscal Year-End

No equity awards were issued as of the fiscal years ended December 31, 2009 and December 31, 2010.

Director Compensation

No director of Strathmore received any compensation for services as director for the years ended December 31, 2009 and December 31, 2010.

Risk Management

The Company does not believe risks arising from its compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company.

Item 7.  Certain Relationships and Related Transactions, and Director Independence.

Certain Relationships and Related Transactions

On February 8, 2011, the Company entered into a separation agreement with Ken MacAlpine.  Mr. MacAlpine was Sombrio Capital Corp.’s President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer, and the sole member of its Board of Director. Pursuant to the separation agreement, the Company paid Mr. MacAlpine $100,000 and the shares of the Company owned by him were cancelled.

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  There is no formal agreement and no terms.  As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 and September 30, 2010 the outstanding balance was $488,015 and $493,154 respectively.

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  On August 25 2010 a formal note was signed with Victoria Bleeden, with 24 monthly payments of $12,129 at 10% interest. As of December 31, 2009 and September 30, 2010 the outstanding balance was $262,854 and 262,854 respectively.

On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.  On December 31, 2009 and September 30,2010 the outstanding balance was $429,280 and $499,280 respectively.

Director Independence

None of our directors qualify as independent directors as that term is defined under the Nasdaq Marketplace Rules.

Item 8.  Legal Proceedings.

The Company has the following pending legal proceeding:

Century Bankcard Services v. Wildcat Cellular, et al.

 Strathmore Investments, Inc. is a named defendant in this action. The subject matter of the litigation pertained to claims by Redwood Merchant Bank for chargebacks attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular, Inc. Pursuant to a Settlement Agreement; the defendants have been required to make payments to Redwood Merchant Services. Defendants are in default of under the Settlement Agreement. Under the terms of the Settlement Agreement, Redwood has the right to enter a Stipulated Judgment against Defendants for the amounts due and owing. The case was dismissed by the court on August 10, 2010, based upon the failure of Plaintiffs to appear at a hearing on that date. We have been informed that Plaintiffs will be bringing a Motion to Set the Dismissal on November 2, 2010 and will be seeking to obtain a judgment on the action at that time, in the approximate principal amount of $90,000. It is anticipated that the actual judgment sought by Plaintiff will be nearer and could exceed $100,000 based upon claims for attorneys’ fees and accrued, but unpaid interest.

Redwood Merchant Services v. Wild Cat Cellular, Inc., et al.

Strathmore Investments, Inc. is a named Defendant in this action. The subject matter of the litigation pertained to claims by Century Bankcard Services for chargebacks attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular, Inc. The Defendants have entered into a settlement agreement with Century Bankcard Services to compromise the claims of Century Bankcard Services of $98,000.00 (plus interest at the rated of 8% per annum), which amounts are to be paid by making monthly payments to Century Bankcard Services of $2,393.47. The Settlement Agreement is subject to a Stipulation to Enter Judgment in an amount equal to $129,173.97, plus interest at 10% from August 1, 2009 until the entry of judgment plus costs and attorneys’ fees in the combined amount of $4,000.00, less any amounts paid by Defendants.

Item 9.  Market Price of and Dividends on Common Equity and Related Stockholder Matters.

The Company’s common stock is eligible for quotation on the OTC Bulletin Board under the symbol “SBPP”. There has been no reported trading to date in the Company’s common stock.

As of February 8, 2011, there were approximately 51 record holders of record of the Company’s common stock.

As of February 8, 2011, we had no shares reserved for issuance.

As of February 8, 2011: (i) 0 shares of Common Stock are subject to outstanding options or warrants to purchase, or securities convertible into, Common Stock; (ii) 0 shares of Common Stock can be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, and (iii) 0 shares of Common Stock are being, or has been publicly proposed to be, publicly offered by the Company.

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain future earnings, if any, to finance the expansion of its business. As a result, the Company does not anticipate paying any cash dividends in the foreseeable future.

Securities Authorized for Issuance Under Equity Compensation Plans

As of December 31, 2009 and December 31, 2010, we did not have any equity compensation plan.

Item 10. Recent Sales of Unregistered Securities / Recent Developments.

See Item 1.01.

The sale and issuance of securities above was deemed to be exempt from registration under the Securities Act of 1933, as amended, by virtue of Rule 506 of Regulation D promulgated there under.

On February 8, 2011, the Company issued an aggregate of 107,813 shares of common stock to Sichenzia Ross Friedman Ference LLP  for legal services provided in connection with the Share Exchange described in Item 1.01 hereof.

On December 3, 2010 Strathmore entered into an agreement with OmniReliant to exchange its shares in Strathmore for the domain cellular-blowout.com which was owned by Strathmore.  Further, OmniReliant agreed to cure default on $500K note and reduce its principle to $350K payable 120 days after Strathmore closes public filing.

In connection with the foregoing, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The issuances were made to a limited number of persons, all of whom were “accredited investors,” and transfer of the securities was restricted in accordance with the requirements of the Securities Act.

Item 11. Description of Registrant’s Securities to be Registered.

Our authorized number of shares is one hundred million (100,000,000) with a par value of $.001 per share, of which 8,749,992 are issued and outstanding.

Shares of our common stock:

•

  have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors;

•

 are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

•

do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

•

are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

We are also authorized to issue 5,000,000 shares of preferred stock of which none have been issued.

Item 12.  Indemnification of Directors and Officers.

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (“NRS”), our articles of incorporation and our bylaws. The following provides a summary of the indemnification provisions relating to our officers and directors set forth in the NRS, our articles of incorporation and our bylaws:

Nevada Revised Statutes

Section 78.7502 of the NRS provides as follows:

1.      A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if (i) he is not liable pursuant to NRS 78.138, or (ii) he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

2.      A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if (i) he is not liable pursuant to NRS 78.138 or (ii) if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

3.      To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

Section 78.751 of the NRS provides as follows:

1.      Any discretionary indemnification under NRS 78.7502 unless ordered by a court or advanced pursuant to subsection 2, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

          (a)      By the stockholders;

          (b)      By the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

          (c)      If a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or

          (d)      If a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

2.      The articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this subsection do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.      The indemnification pursuant to NRS 78.7501 and advancement of expenses authorized in or ordered by a court pursuant to this section:

          (a)      Does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to NRS 78.7502 or for the advancement of expenses made pursuant to subsection 2, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

          (b)      Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

Our Articles of Incorporation

Our articles of incorporation do not limit the automatic director immunity from liability under the NRS. Our articles of incorporation further provide that we will, from time to time, reimburse or advance to any director or officer the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with defending any civil or criminal action, suit or proceeding for which the Corporation may be required to indemnify the director or officer pursuant to NRS 78.7502, which expenses will be paid as they are incurred and in advance of the final disposition of the action, suit or proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision of a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the Corporation.

Our Bylaws

Our bylaws provide as follows:

          (a)     Discretionary Indemnification.  We may indemnify to the fullest extent permitted by law any person (the “Indemnitee”) made or threatened to be made a party to any proceeding, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving as a director, officer, employee or agent of another entity at the request of the Corporation or any predecessor of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses that he or she incurs in connection with such proceeding; provided that such indemnification may only be made if the Indemnitee is not liable under Section 78.138 of Chapter 78 of the Nevada Revised Statutes or is determined to have acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation (and with respect to any criminal proceeding, the Indemnitee had no reasonable cause to believe his or her conduct was unlawful);

          (b)      Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in subsection (a), or in defense of any claim, issue or matter therein, the Corporation shall indemnify him or her against expenses actually incurred in connection with the defense;

          (c)      Advancement of Expenses. We will, from time to time, reimburse or advance to any Indemnitee the funds necessary for payment of expenses incurred in connection with defending any proceeding for which he or she is indemnified by the Corporation, in advance of the final disposition of such proceeding; provided that the Corporation has received the undertaking of such director or officer to repay any such amount so advanced if it is ultimately determined by a final and unappealable judicial decision that the director or officer is not entitled to be indemnified for such expenses; and

          (d)      Authorization. Any discretionary indemnification pursuant to subsection (a), unless ordered by a court or advanced pursuant to subsection (c), may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made (i) by the stockholders; (ii) by the Board of Directors by majority vote of a quorum consisting of directors who were not parties to the proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the proceeding cannot be obtained, by independent legal counsel in a written opinion.

Notwithstanding the foregoing, insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or control persons pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Item 13.  Financial Statements

The financial statements of Strathmore begin on Page F-1.

Item 14.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

See Item 4.01 of this Current Report on Form 8-K.

Item 15. Exhibits.

See Item 9.01 of this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K.

Item 4.01 Change in Registrant’s Certifying Accountant

Effective February 9, 2011, the Board of Directors of the Company dismissed John Kinross-Kennedy, Certified Public Accountant (“Kinross-Kennedy”) as its independent registered accounting firm and engaged W.T. Uniack & Co. CPAs, P.C. (“Uniack”) to serve as its independent registered accounting firm. Uniack is the independent registered accounting firm for Strathmore Investments Inc., and its report on the financial statements of Strathmore at December 31, 2009, December 31, 2008 is included in this current report on Form 8-K. Prior to engaging Uniack, the Company did not consult with Uniack regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statement.

The Company has requested Kinross-Kennedy to furnish it with a letter addressed to the SEC stating whether it agrees with the statements made above by the Company. The Company will file such letter by amendment to this 8-K.

The Company’s financial statements at December 31, 2009 and 2008 for the years then ended were audited by Kinross-Kennedy. The audit report of Kinross-Kennedy included a going concern qualification. There were no disagreements with Kinross-Kennedy during the years ended December 31, 2009 and 2008 or during the period subsequent to December 31, 2009 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Item 5.01 Changes in Control of Registrant.

See Item 2.01 of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

See Item 1.01 of this Current Report on Form 8-K.

Item 5.06  Change in Shell Company Status.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements of Strathmore, are included following the signature page.

(b) Pro forma financial information is included following the signature page.

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

(d) Exhibits

Exhibit Number	Description
10.1	Share Exchange Agreement, by and among Sombrio Capital Corp., StrathmoreInvestments Inc.,, and the shareholders of Strathmore Investments Inc.
10.2	Separation Agreement by and among Sombrio Capital Corp., Strathmore Investments Inc. and Ken MacAlpine.
10.3	Employment Agreement, dated April 1, 2009, by and among the Company and David J. Bleeden.
10.4	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated December 2010. 2010, by and among Strathmore Investments, Inc. and OmniReliant Holdings, Inc.
10.5	Form of 12% Convertible Debenture
10.6	Note payable to Victoria Bleeden dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOMBRIO CAPITAL CORP.

Dated: February 14, 2011	By:	/s/ David Bleeden
Name: David Bleeden
Title: Chief Executive Officer

Exhibit Number	Description
10.1	Share Exchange Agreement, by and among Sombrio Capital Corp., StrathmoreInvestments Inc.,, and the shareholders of Strathmore Investments Inc.
10.2	Separation Agreement by and among Sombrio Capital Corp., Strathmore Investments Inc. and Ken MacAlpine.
10.3	Employment Agreement, dated April 1, 2009, by and among the Company and David J. Bleeden.
10.4	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations, dated December 2010. 2010, by and among Strathmore Investments, Inc. and OmniReliant Holdings, Inc.
10.5	Form of 12% Convertible Debenture
10.6	Note payable to Victoria Bleeden dated August 25, 2010

Item 9.01 (a) – Financial Statements

Financial Statements for the year ended December 31, 2009 and 2008

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 23, 2010

Board of Directors

Strathmore Investments, Inc.

We have audited the accompanying balance sheet of Strathmore Investments, Inc. (the “Company”) as of December 31, 2009 and December 31, 2008 and the related statements of operations, stockholders’ deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The Company has included supplemental information in note 13 of the financial statements.  We have not audited this information.

In our opinion, the financial statements referred to above, except for the information included in footnote 13 of which we have not audited and do not express an opinion on, present fairly, in all material respects, the financial position of the company as of December 31, 2009 and December 31, 2008, and the results of its operations and its cash flows for each of the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 10, the prior period financial statements have been restated for correction(s) of misstatement(s) in 2008.

As discussed in Note 1 of the notes to the accompanying financial statements, the financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in the footnotes and noted within the financial statements, the company has current assets of $135,228 and current liabilities of $1,182,776.  In addition, the Company has an accumulated deficit of $(2,507,117). Those conditions raise substantial concern about the company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

W.T. Uniack & Co. CPAs, P.C.

Woodstock, GA

Strathmore Investments, Inc.
Balance Sheet
as of December 31,
		(Restated)
	2009	2008
Assets
Current Assets:
Cash	$ -	$ -
Credit card billing outstanding	16,465	20,142
Credit card reserve	51,689	112,076
Inventory	67,074	18,963
Deposits	-	5,000
Total Current Assets	135,228	156,181

Furniture, Fixtures and Equipment
Furniture, Fixtures and Equipment	70,549	70,549
Accumulated Amortization	(70,549)	(67,891)
Furniture, Fixtures and Equipment net	-	2,658
Other Assets
Capitalized Software Expense	84,049	50,509
Other assets	23,090	-
Accumulated amortization	(44,095)	(36,807)
Total Assets	$ 198,272	$ 172,541

Liabilities And Stockholders' ( Deficit )
Current Liabilities:
Bank overdraft	$ 2,753	$ 17,554
Accounts payable and accrued Expenses	421,484	231,396
Notes Payable	62,520	-
Note payable - Related Party	645,498	912,898
Current Portion of Long Term Debt - Related Party	50,521	-
Total Current Liabilities	1,182,776	1,161,848
Long-Term Debt:
Notes Payable		127,090
Notes Payable - Related Party	692,134	-
Less Current portion of Long Term Debt - Related Party	(50,521)	-
Net Long-Term Debt	641,613	127,090
Total Liabilities	1,824,389	1,288,938

Stockholders' ( Deficit )
Common stock, no par value; 50,000,000 shares authorized; 1,000 and 500 shares issued and outstanding respectively	881,000	1,000
Accumulated deficit	(2,507,117)	(1,117,397)
Total Stockholders' ( Deficit )	(1,626,117)	(1,116,397)
Total Liabilities And Stockholders' Deficit	$ 198,272	$ 172,541

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statement of Operations
for the years ended December 31,

		(Restated)
	2009	2008

Sales	$ 1,625,572	$ 2,866,842
Cost Of Goods Sold	1,310,739	2,122,691
Gross Profit	314,833	744,151

General And Administrative Expenses	1,695,042	1,172,713

Net Profit / (Loss) From Operations	(1,380,209)	(428,563)

Other Income / (Expenses)	1,323	509
Interest Expense	(10,834)	(7,544)
Net Profit / (Loss) Before Income Taxes	(1,389,720)	(435,598)
Income Tax Expense	-	-
Net Profit / (Loss)	$ (1,389,720)	$ (435,598)

Per Share Information:
Basic and Diluted weighted average number
of common shares outstanding	858	500

Net Profit / (Loss) per common share	$ (1,620)	$ (871)

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statement of Stockholders Equity
as of December 31, 2009

	Common Stock No Par
Description	Shares	Amount	Additional Paid in Capital	Accumulated Deficit	Stock holders' Deficit Totals
Balance 12/31/07	500	$ 1,000	$ -	$ (681,799)	$ (680,799)

Net Profit / (Loss) 2008				(435,598)	(435,598)

Balance 12/31/2008 (Restated)	500	1,000	-	(1,117,397)	(1,116,397)

Stock Issued (net)	500	880,000			880,000
					-
Net Profit (loss)				(1,389,720)	(1,389,720)

Balance 12/31/2009	1,000	$ 881,000	$ -	$ (2,507,117)	$ (1,626,117)

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statements of Cash Flows
for the years ended
December 31,

		(Restated)
	2009	2008
Cash Flows from Operating Activities:
Net Income / ( Loss )	$ (1,389,720)	$ (435,597)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	9,946	27,541
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	64,064	(79,376)
(Increase) decrease in inventory	(48,111)	230,261
(Increase) decrease in other assets	5,000
(Decrease) increase in accounts payable and accruals	190,088	47,485
Net Cash provided / (Used) In Operating Activities	(1,168,733)	(209,686)

Cash Flows from Investing Activities
Investment in Software and Marketing	(56,630)	-
Cash Flows Used In Investing Activities	(56,630)	-

Cash Flows from Financing Activities
Bank Overdraft / (Repayment)	(14,801)	4,679
Proceeds / (Payments) on notes payable	(64,570)	(393,333)
Proceeds / (Payments) on notes payable - Related Party	424,734	554,018
Sale of Common Stock	880,000

Cash Flows Provided / (used) By Financing Activities	1,225,363	165,364

Net (Decrease) Increase in Cash and Cash Equivalents	-	(44,322)

Cash and Cash Equivalents at Beginning of Period	-	44,322

Cash and Cash Equivalents at End of Period	$ -	$ -

Supplemental Information:
Interest Paid	$ 5,315	$ 7,544

The accompanying notes are an integral part of these financial statements.

STRATHMORE INVESTMENTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

The use of the words “we,” “us,” “our” or “the Company” refers to STRATHMORE INVESTMENTS, INC., except where the context otherwise requires.

1. Organization and Description of the Business.

Strathmore Investments, Inc. (the “Company”), a Delaware corporation, was incorporated as a Subchapter S corporation on January 29, 1997 and changed its status to a C corporation in 2009. The Company acquired Cellular-Blowout, which began operations in 2002, in 2004. The Company is currently in negotiations to make strategic acquisitions relating to the development of mobile products, services and licenses.

Strathmore Investments is a mobile products and services company selling mobile phones, mobile accessories and mobile products and services such as mobile phone insurance.  Currently, Strathmore sells over 35,000 products through its website hotcloudmobile.com.  In June of 2010 Strathmore Investments changed its name to HotCloud Mobile, Inc.

 These acquisitions reflect the intent of the Company to extend its business model from that of an online mobile hardware and accessory provider to a model that includes the sale of high margin value-added content and services that are bundled with its hardware. HotCloud Mobile will sell mobile phone applications such as games, ringtones, graphics, mobile shopping, social networking, utilities and productivity. It will also offer additional services that include custom device configuration, mobile synch and mobile broadband access. While the Company will recruit a team of software developers to create a suite of mobile device applications, it will also resell applications developed by other parties. The applications will be marketed under the HotCloud Mobile brand.

Going Concern

The financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business.  For the year ended December 31, 2009 we had a net loss of $1,389,720, a working capital deficit of $(1,047,548), a stockholders deficit of ($1,626,117) and we had a accumulated deficit of $(2,507,117), our ability to operate as a going concern is still dependent upon our ability (1) to obtain sufficient debt and/or equity capital and/or (2) generate positive cash flow from operations and achieve profitability.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Plan of Operations

    We have made considerable investments in the website development and advertising expenditures to promote the website.   Although we recognized $1,625,572 in revenue for the year ended December 31, 2009, we had internet orders in the amount of $4,856,559, which we were unable to fulfill due to our inability to fund the orders, as we have no terms with our suppliers and all purchases are cash in advance or Cash on Delivery.

Our future success is likely dependent on our ability to attain additional capital to support continued promotion of the website and fund new orders.  There can be no assurance that we will be successful in obtaining any such financing, or that it will be able to generate sufficient positive cash flow from operations.  The successful outcome of these or any future activities cannot be determined at this time and there is no assurance that if achieved, we will have sufficient funds to execute its business plans. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should we be unable to continue as a going concern.

2. Basis of Presentation and Summary of Significant Accounting Policies.

Our accompanying condensed financial statements have been prepared by us in accordance with generally accepted accounting principles in the United States of America, or GAAP, in conjunction with the rules and regulations of the U. S. Securities and Exchange Commission, or the SEC.

In preparing our accompanying condensed financial statements, management has evaluated subsequent events through the financial statement issuance date.

Cash and Cash Equivalents

We maintain the majority of its cash accounts at a commercial bank. The total cash balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per commercial bank. For purposes of the statement of cash flows we consider all cash and highly liquid investments with initial maturities of one year or less to be cash equivalents.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates may be materially different from actual financial results. Significant estimates include the recoverability of long-lived assets, the collection of accounts receivable and valuation of inventory and reserves.

Accounts Receivable

Our sales are primarily made through the internet and we sell our products though VISA and MASTERCARD.  We currently process payments through Process America and PayPal.  Currently, 3-5% of all sales are held in reserve by these processors to pay for any returns, chargeback’s or negative debit items.  As a result we do not calculate a reserve for un-collectability.  The balance of receivables due from credit cart processing as of December 31, 2009 include a balance equal to the cash receipts for the first 5 days of January 2010.  In addition we have included a balance equal to 3% of the sales from July 1, 2009 to December 31, 2009

Inventory

Inventories are valued at the lower of weighted average cost or market value.   Our industry experiences changes in technology, changes in market value and availability of raw materials, as well as changing customer demand.  We make provisions for estimated excess and obsolete inventories based on regular audits and cycle counts of our on-hand inventory levels and forecasted customer demands and at times additional provisions are made.  Any inventory write offs are charged to the reserve account. As of December 31, 2009, we had a reserve for potentially obsolete inventory of $18,877

Property and Equipment

Property and equipment are stated at cost. Assets held under capital leases are recorded at lease inception at the lower of the present value of the minimum lease payments or the fair market value of the related assets.  We follow the practice of capitalizing property and equipment purchased over $1,000.  The cost of ordinary maintenance and repairs is charged to operations. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives of the related assets:

Furniture and fixtures

3 to 7 years

Equipment

7 to 10 years

Leasehold improvements

2 years (life of the lease)

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Long –Lived Assets

Our management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment if any, is measured based on fair value and is charged to operations in the period in which long-lived assets impairment is determined by management. There can be no assurance however, that market conditions will not change or demand for our services will continue, which could result in impairment of long-lived assets in the future.

Revenue Recognition

Revenue from product and services are recognized at the time goods are shipped or services are provided to the customer, with an appropriate provision for returns and allowances. Terms are generally FOB destination with the right of inspection and acceptance.

Fair Value of Financial Instruments

The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

Other Comprehensive Income

We have no material components of other comprehensive income (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

Net Profit / (Loss) per Common Share

Basic profit / (loss) per share is computed on the basis of the weighted average number of common shares outstanding.  As of December 31, 2009, we had outstanding common shares of 1,000 used in the calculation of basic earnings per share.  Basic Weighted average common shares and equivalents at for the year ended December 31, 2009, was 858.  As of December 31, 2009, we had no outstanding warrants or options to purchase additional common shares and the calculation for fully diluted earnings per share was the same.

Segment Information

Except as identified above in the research and development section, we operate our primary business of electronics contract manufacturing.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Share Based Compensation

The company has adopted the use of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R) (now contained in FASB Codification Topic 718, Compensation-Stock Compensation), which supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance and eliminates the alternative to use Opinion 25’s intrinsic value method of accounting that was provided in Statement 123 as originally issued. This Statement requires an entity to measure the cost of employee services received in exchange for an award of an equity instruments, which includes grants of stock options and stock warrants, based on the fair value of the award, measured at the grant date, (with limited exceptions). Under this standard, the fair value of each award is estimated on the grant date, using an option-pricing model that meets certain requirements. We use the Black- Scholes option-pricing model to estimate the fair value of our equity awards, including stock options and warrants. The Black-Scholes model meets the requirements of Topic 718; however the fair values generated may not reflect their actual fair values, as it does not consider certain factors, such as vesting requirements, employee attrition and transferability limitations. The Black-Scholes model valuation is affected by our stock price and a number of assumptions, including expected volatility, expected life, risk-free interest rate and expected dividends.  For the year ended, December 31, 2009 and 2008, we recognized $0 and $0 respectively, in share based expense, as we have no outstanding stock options or warrants.

Income Taxes

The Company accounts for income taxes under SFAS No. 109 (now contained in FASB Codification Topic 740-10-25, Accounting for Uncertainty in Income Taxes), which requires the asset and liability approach to accounting for income taxes.  Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when differences are expected to reverse. On April 29, 2009 the company changed from an S -Corporation to a C – Corporation.  The operation loss from April 30, 2009 to December 31, 2009 was ($1,362,500). As of December 31, 2009, we had a net operating loss carry forward of $(1,362,500) and a deferred tax asset of $463,250 using the statutory rate of 34%. The deferred tax asset may be recognized in future periods, not to exceed 20 years.  However, due to the uncertainty of our ability to operate as a going concern, we have not booked any deferred tax asset as a result.  We have booked a valuation allowance for the total deferred tax asset amount.

3.  Inventory.

Inventories by major classification were comprised of the following as of:

	December 31, 2009	December 31, 2008
Raw Material	$85,951	$18,963
Work in Process	-	-
Finished Goods	-	-
Total	85,951	18,963
Less Reserve for excess or obsolete inventory	(18,877)	-
Total Inventory	$67,074	$18,963

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

4.  Property and Equipment

Property and equipment were comprised of the following at:

	December 31, 2009	December 31, 2008
Furniture and fixtures	$70,549	$70,549
Accumulated Depreciation	(70,549)	(67,891)
Net Fixed Assets	$0	$2,658

5. Accrued Expenses

	December 31, 2009	December 31, 2008
Redwood Merchant Services	$ 100,000	$ 88,521
Credit Cards payable	-	9,626
DHL	56,070	-
Accrued Other	38,632	16,663
Accrued Interest	5,519	-
Century Bank card	129,173	-
Goetz Trust	16,500	-
Starz Wireless	75,590	116,590
	$ 421,484	$ 231,400

On July 15, 2009 Goetz Trust advanced the company $50,000.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance is $16,500.

The company has an outstanding balance due to Star Wireless.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance is $75,590.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

6.  Notes Payable

On July 15, 2009 Goetz Trust advanced the company $50,000.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance is $16,500.

The company has an outstanding balance due to Executive Bank Card.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance is $62,500.

The company has an outstanding balance due to Star Wireless.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance is $75,590.

7. Related Party – Notes payable

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  There is no formal agreement and no terms.  As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 $488,015

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  On August 25 2010 a formal note was signed with Victoria Bleeden, with 24 monthly payments of $12,129 at 10% interest. As of December 31, the outstanding balance was $262,854.

On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 due was $79,000.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.  On December 31, 2009 the outstanding balance was $429,280.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

8.  Commitments and Contingencies

Operating Rental Leases

On March 5, 2010 we entered into a 1 year extension on our lease with The Agoura Road Group. The lease expires on February 28, 2011.  The facility is approximately 3,000 square feet and located at 29399 Agoura Road, Agoura Hills CA, 91301, Suite 103/110.  The lease calls for monthly payments of $3,500.

9.  Litigation

Redwood Merchant Services v. Wild Cat Cellular, Inc., et al.

LASC Case No. LC 081831

Strathmore Investments, Inc. is a named Defendant in this action.

The subject matter of the litigation pertained to claims by Redwood Merchant Bank for chargeback’s attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular, Inc. Pursuant to a Settlement Agreement; the Defendants have been required to make payments to Redwood Merchant Services. Defendants are in default of under the Settlement Agreement. Under the terms of the Settlement Agreement, Redwood has the right to enter a Stipulated Judgment against Defendants for the amounts due and owing.

The case was dismissed by the court on August 10, 2010, based upon the failure of Plaintiffs to appear at a hearing on that date. We have been informed that Plaintiffs will be bringing a Motion to Set the Dismissal on November 2, 2010 and will be seeking to obtain a judgment on the action at that time. The principal amount is $90,000, however it is anticipated that the actual judgment sought by Plaintiff will be nearer and could exceed $100,000 based upon claims for attorneys’ fees and accrued, but unpaid interest. This amount is in accrued liabilities as of December 31, 2009.

Century Bankcard Services v. Wildcat Cellular, et al.

LASC PC 045883

Strathmore Investments, Inc. is a named Defendant in this action. The subject matter of the litigation pertained to claims by Century Bankcard Services for chargebacks attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular,

Inc. The Defendants have entered into a settlement agreement with Century Bankcard Services to compromise the claims of Century Bankcard Services of $98,000.00 (plus interest at the rated of 8% per annum), which amounts are to be paid by making monthly payments to Century Bankcard Services of $2,393.47. The Settlement Agreement is subject to a Stipulation to Enter Judgment in an amount equal to $129,173.97 plus interest at 10% from August 1, 2009 until the entry of judgment plus costs and attorneys’ fees in the combined amount of $4,000.00, less any amounts paid by Defendants pursuant to the Settlement Agreement. This amount is in accrued liabilities as of December 31, 2009.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Venturine Ventures LC v. Bleeden, etc., etal

LASC Case No. SC 101467

Strathmore Investments, Inc. is a named Defendant in this action.

Judgment has been entered against Wildcat Cellular, Inc. (an affiliate of Strathmore) and

David Bleeden in the amount of $56,070.05 effective as of August 4, 2010. This amount is in accrued liabilities as of December 31, 2009.

AMEX v. Bleeden and K&B Electronics

LASC Case No. 09E11530

Strathmore Investments, Inc. is not a named Defendant in this action. The subject matter of the litigation pertains to claims by AMEX for amounts due and owing regarding charge-backs for credit card processing The Defendants have entered into a settlement agreement with AMEX for $16,500.00 which amounts are to be paid by making monthly payments to AMEX of 1,000.00 per month with a final payment of $1,500 due on June 5, 2011. The Settlement Agreement is subject to a Stipulation to Enter Judgment in an amount equal to $23,646.50 plus interest at 10% from February 26, 2009 until the entry of judgment plus costs and attorneys’ fees, less any amounts paid by Defendants pursuant to the Settlement agreement.  This amount has not been accrued for as of December 31, 2009.

AMEX v. Bleeden

LASC Case No. LC 078464

Judgment has been entered against David Bleeden in the amount of $62,271.41.

AMEX has agreed to forebear from taking any collection actions on this matter and has agreed to compromise its claim for the amount of $36,913.50. The Settlement Sum is to be paid in 36 month payment of $1,000 each with a final payment of $913.50 to be paid on March 15, 2013.  This amount has not been accrued for as of December 31, 2009.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

10.  Restatement of prior period financial statements

During the 2009 audit, certain errors were discovered relating to the Prior period financial statements, including the Balance Sheet as of December 31, 2008, the Statement of operations for the year ended December 31, 2008, the Statement of Stockholders equity as of December 31, 2008 and the Statement of Cashflows for the year ended December 31, 2008. The errors included a misclassification of revenue, cost of sales and related party advances; a write off of the note receivable wildcat cellular; an adjustment to accumulated amortization software; an adjustment to payroll checking account; an adjustment to accounts receivable.  The errors resulted in  a decrease in cash of $12,875, a decrease in accounts receivable of $163,149, an increase in accumulated amortization of $36,441, a decrease in current note receivable Wildcat Cellular of $435,759, a decrease in advances to related party in other assets of $1,113,436, a decrease in current assts of $134,508, a decrease in total assets of $1,744,107, a decrease in short term notes payable of $559,418, a decrease in working capital deficit of $407,358,  an increase in accumulated deficit of $1,202,243 and an increase in total stockholder deficit of $1,202,243 relating to Balance sheet as of December 31, 2008.  The error resulted in a decrease in sales revenue of $1,700,226, an increase in cost of goods sold of $983,059, an increase in general and administrative expense of $250, a decrease in net profit of724,453 and a decrease in earnings per share of $1,448,  relating to the Statement of operations for the year ended December 31, 2008.  The error resulted in an increase in the deferred tax asset which was lost with the conversion from an S to a C –Corporate status.  The error resulted in an increase in the beginning accumulated deficit of $477,788 an increase in accumulated deficit of $435,597 and an increase in total stockholder deficit of $724,542 relating to the Statement of Stockholders equity as of December 31, 2008.  The error resulted in a decrease in the cash provided by operations of $554,018 and an increase in cash provided by financing activity of $554,018 relating to the statement of Cashflows for the year ended December 31, 2008.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

11.  Capital Stock Transactions

On April 15, 2009 we issued 500 shares of our common stock for $880,000 - net.

COMMON STOCK

Our Articles of Incorporation authorize us to issue 50,000,000 shares of common stock, at no par value. As of December 31, 2009 there were 1,000 shares of common stock issued and outstanding, respectively.  All outstanding shares of common stock are, and the common stock to be issued will be, fully paid and non-assessable.  Each share of our common stock has identical rights and privileges in every respect. The holders of our common stock are entitled to vote upon all matters submitted to a vote of our shareholders and are entitled to one vote for each share of common stock held. There are no cumulative voting rights.

The holders of our common stock are entitled to share equally in dividends and other distributions that our Board of Directors may declare from time to time out of funds legally available for that purpose, if any, after the satisfaction of any prior rights and preferences of any outstanding preferred stock. If we liquidate, dissolve or wind up, the holders of shares of common stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and our obligations to holders of our outstanding preferred stock.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.

PREFERRED STOCK

The company has no preferred stock authorized, issued or outstanding.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

12.  Related Party Transactions

 From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  There is no formal agreement and no terms.  As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 the outstanding balance was $488,015.

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  On August 25 2010 a formal note was signed with Victoria Bleeden, with 24 monthly payments of $12,129 at 10% interest. As of December 31, 2009the outstanding balance was $262,854.

On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 the outstanding balance due was $79,000.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.  On December 31, 2009 the outstanding balance was $429,280.

Paean Bleeden is related party and she does all our graphic art including logos, banner ads, email construction, HTML.  She was paid $19,200 in 2009.

13. Supplemental Data - Unaudited

Although we recognized $1,625,572 in revenue for the year ended December 31, 2009, we had internet orders in the amount of $4,856,559, which we were unable to fulfill due to our inability to fund the orders, as we have no terms with our suppliers and all purchases are cash in advance or COD.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

14. Contingencies and Commitments:

The company has entered into an employee contract with its president and chief executive officer. On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively. It also includes bonus provisions that are subject to company profitability and cash flow determinations.

15. Subsequent Events

The CEO/ President has put his shares of ownership of the Company into a holding company called Bearhunt Investments, Inc.

16. Off-balance Sheet Arrangement

We currently have no off-balance sheet arrangements.

Item 9.01 (a) – Financial Statements - Continued

Financial Statements for the nine months ended September 31, 2009 and 2008

Strathmore Investments, Inc.
Balance Sheet
as of
	Un-audited
	September 30,	December 31,
	2010	2009
Assets
Current Assets:
Cash	$ 1,757	$ -
Credit card billing outstanding	-	16,465
Credit card reserve	8,919	51,689
Inventory	72,376	67,074
Deposits	-	-
Total Current Assets	83,052	135,228

Furniture, Fixtures and Equipment
Furniture, Fixtures and Equipment	70,549	70,549
Accumulated Amortization	(70,549)	(70,549)
Furniture, Fixtures and Equipment net	-	-
Other Assets
Capitalized Software Expense	84,049	84,049
Other assets	24,090	23,090
Accumulated amortization	(55,629)	(44,095)
Total Assets	$ 135,562	$ 198,272

Liabilities And Stockholders' ( Deficit )
Current Liabilities:
Bank overdraft	$ -	$ 2,753
Accounts payable and accrued Expenses	450,780	421,484
Notes Payable	62,500	62,520
Note payable - Related Party	611,154	645,498
Current Portion of Long Term Debt - Related Party	146,978	50,521
Total Current Liabilities	1,271,412	1,182,776
Long-Term Debt:
Notes Payable
Notes Payable - Related Party	762,134	692,134
Less Current portion of Long Term Debt - Related Party	(146,978)	(50,521)
Net Long-Term Debt	615,156	641,613
Total Liabilities	1,886,568	1,824,389

Stockholders' ( Deficit )
Common stock, no par value; 50,000,000 shares authorized; 1,000 and 500 shares issued and outstanding respectively	881,000	881,000
Accumulated deficit	(2,632,006)	(2,507,117)
Total Stockholders' ( Deficit )	(1,751,006)	(1,626,117)
Total Liabilities And Stockholders' Deficit	$ 135,562	$ 198,272

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statement of Operations
for the nine months ended September 30,

	Un-audited	Un-audited
	2010	2009

Sales	$ 696,538	$ 1,250,466
Cost of Goods Sold	254,363	796,761
Gross Profit	442,175	453,705

General And Administrative Expenses	528,825	1,033,671

Net Profit / (Loss) From Operations	(86,650)	(579,966)

Other Income / (Expenses)		1,317
Interest Expense	(38,239)	(5,316)
Net Profit / (Loss) Before Income Taxes	(124,889)	(583,965)
Income Tax Expense	-	-
Net Profit / (Loss)	$ (124,889)	$ (583,965)

Per Share Information:
Basic and Diluted weighted average number	1,000	858
of common shares outstanding

Net Profit / (Loss) per common share	$ (125)	$ (681)

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statement of Stockholders Equity
as of September 30, 2010
Un-audited

	Common Stock No Par
Description	Shares	Amount	Additional Paid in Capital	Accumulated Deficit	Stock holders' Deficit Totals
Balance December 31, 2008	500	$ 1,000	$ -	$ (1,117,397)	$ (1,116,397)

Stock Issued (net)	500	880,000			880,000
					-
Net Profit (loss)				(1,389,720)	(1,389,720)

Balance December 31, 2009	1,000	$ 881,000	$ -	$ (2,507,117)	$ (1,626,117)

					-
Net Profit (loss)				(124,889)	(124,889)

Balance September 30, 2010	1,000	$ 881,000	$ -	$ (2,632,006)	$ (1,751,006)

The accompanying notes are an integral part of these financial statements.

Strathmore Investments, Inc.
Statements of Cash Flows
for the nine months ended
September 30,

	Un-audited	Un-audited
	2010	2009
Cash Flows from Operating Activities:
Net Income / ( Loss )	$ (124,889)	$ (583,964)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	11,534	11,534
Changes in assets and liabilities:
(Increase) decrease in accounts receivable	59,235	50,464
(Increase) decrease in inventory	(5,302)	(48,111)
(Increase) decrease in other assets	(1,000)	-
(Decrease) increase in accounts payable and accruals	29,296	(7,136)
Net Cash provided / (Used) In Operating Activities	(31,126)	(577,213)

Cash Flows from Investing Activities
Investment in Software and Marketing	-	-
Cash Flows Used In Investing Activities	-	-

Cash Flows from Financing Activities
Bank Overdraft / (Repayment)	(2,753)	-
Proceeds / (Payments) on notes payable	(20)	97,906
Proceeds / (Payments) on notes payable - Related Party	35,656	(389,693)
Sale of Common Stock	-	880,000

Cash Flows Provided / (used) By Financing Activities	32,883	588,213

Net (Decrease) Increase in Cash and Cash Equivalents	1,757	11,000

Cash and Cash Equivalents at Beginning of Period	-	2,588

Cash and Cash Equivalents at End of Period	$ 1,757	$ 13,588

The accompanying notes are an integral part of these financial statements.

STRATHMORE INVESTMENTS, INC.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

The use of the words “we,” “us,” “our” or “the Company” refers to STRATHMORE INVESTMENTS, INC., except where the context otherwise requires.

1. Organization and Description of the Business.

Strathmore Investments is a mobile products and services company selling mobile phones, mobile accessories and mobile products and services.  Currently, Strathmore sells over 35,000 products through its website hotcloudmobile.com.  In June of 2010 Strathmore Investments changed its name to HotCloud Mobile, Inc.

Strathmore Investments, Inc. (the “Company”), a Delaware corporation, was incorporated as a Subchapter S corporation on January 29, 1997  and changed its status to a C corporation in 2009. The Company acquired Cellular-Blowout, which began operations in 2002, in 2004. The Company is currently in negotiations to make strategic acquisitions relating to the development of mobile products, services, and licenses.

 These acquisitions reflect the intent of the Company to extend its business model from that of an online mobile hardware and accessory provider to a model that includes the sale of high margin value-added content and services that are bundled with its hardware. HotCloud Mobile will sell mobile phone applications such as games, ringtones, graphics, mobile shopping, social networking, utilities and productivity. It will also offer additional services that include custom device configuration, mobile synch and mobile broadband access. While the Company will recruit a team of software developers to create a suite of mobile device applications, it will also resell applications developed by other parties. The applications will be marketed under the HotCloud Mobile brand.

Going Concern

The financial statements have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the normal course of business.  For the nine months ended September 30, 2010 had a net loss of $(124,889), a working capital deficit of $(1,188,360), a stockholders’ deficit of ($1,751,006) and we had a accumulated deficit of $(2,632,006), our ability to operate as a going concern is still dependent upon our ability (1) to obtain sufficient debt and/or equity capital and/or (2) generate positive cash flow from operations and achieve profitability.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Plan of Operations

We have made considerable investments in the web site development and advertising expenditures to promote the website.   Although we recognized $1,625,572 in revenue for the year ended December 31, 2009, we had internet orders in the amount of $4,856,559, which we were unable to fulfill due to our inability to fund the orders, as we have no terms with our suppliers and all purchases are cash in advance or COD.  In 2010 we have seen a significant drop in sales from $374,795 in the first quarter to $64,614 in the third quarter.

Our future success is likely dependent on our ability to attain additional capital to support continued promotion of the website and fund new orders.  There can be no assurance that we will be successful in obtaining any such financing, or that it will be able to generate sufficient positive cash flow from operations.  The successful outcome of these or any future activities cannot be determined at this time and there is no assurance that if achieved, we will have sufficient funds to execute its business plans. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should we be unable to continue as a going concern.

2. Basis of Presentation and Summary of Significant Accounting Policies.

Our accompanying condensed financial statements have been prepared by us in accordance with generally accepted accounting principles in the United States of America, or GAAP, in conjunction with the rules and regulations of the U. S. Securities and Exchange Commission, or the SEC.

In preparing our accompanying condensed financial statements, management has evaluated subsequent events through the financial statement issuance date.

Cash and Cash Equivalents

We maintain the majority of its cash accounts at a commercial bank. The total cash balance is insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per commercial bank. For purposes of the statement of cash flows we consider all cash and highly liquid investments with initial maturities of one year or less to be cash equivalents.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Such estimates may be materially different from actual financial results. Significant estimates include the recoverability of long-lived assets, the collection of accounts receivable and valuation of inventory and reserves.

Accounts Receivable

Our sales are primarily made through the internet and we sell our products though VISA and MASTERCARD.  We currently process payments through Process America and PayPal.  Currently, 3-5% of all sales are held in reserve by these processors to pay for any returns, chargeback’s or negative debit items.  As a result we do not calculate a reserve for un-collectability.  The balance of receivables due from credit cart processing as of December 31, 2009 include a balance equal to the cash receipts for the first 5 days of January 2010.  In addition we have included a balance equal to 3% of the sales from July 1, 2009 to December 31, 2009

Inventory

Inventories are valued at the lower of weighted average cost or market value.   Our industry experiences changes in technology, changes in market value and availability of raw materials, as well as changing customer demand.  We make provisions for estimated excess and obsolete inventories based on regular audits and cycle counts of our on-hand inventory levels and forecasted customer demands and at times additional provisions are made.  Any inventory write offs are charged to the reserve account. As of December 31, 2009, we had a reserve for potentially obsolete inventory of $18,877

Property and Equipment

Property and equipment are stated at cost. Assets held under capital leases are recorded at lease inception at the lower of the present value of the minimum lease payments or the fair market value of the related assets.  We follow the practice of capitalizing property and equipment purchased over $1,000.  The cost of ordinary maintenance and repairs is charged to operations. Depreciation and amortization are computed on the straight-line method over the following estimated useful lives of the related assets:

Furniture and fixtures

3 to 7 years

Equipment

7 to 10 years

Leasehold improvements

2 years (life of the lease)

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Long –Lived Assets

Our management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long lived assets over their remaining lives can be recovered through projected undiscounted future cash flows. The amount of long-lived asset impairment if any, is measured based on fair value and is charged to operations in the period in which long-lived assets impairment is determined by management. There can be no assurance however, that market conditions will not change or demand for our services will continue, which could result in impairment of long-lived assets in the future.

Revenue Recognition

Revenue from product and services are recognized at the time goods are shipped or services are provided to the customer, with an appropriate provision for returns and allowances. Terms are generally FOB destination with the right of inspection and acceptance.

Fair Value of Financial Instruments

The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.

Other Comprehensive Income

We have no material components of other comprehensive income (loss) and accordingly, net loss is equal to comprehensive loss in all periods.

Net Profit / (Loss) per Common Share

Basic profit / (loss) per share is computed on the basis of the weighted average number of common shares outstanding.  As of  September 30, 2010, we had outstanding common shares of 1,000 used in the calculation of basic earnings per share.  Basic Weighted average common shares and equivalents at for the year ended December 31, 2009, was 1,000.  As of September 30, 2010, we had no outstanding warrants or options to purchase additional common shares and the calculation for fully diluted earnings per share was the same.

 Segment Information

Except as identified above in the research and development section, we operate our primary business of electronics contract manufacturing.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Share Based Compensation

The company has adopted the use of Statement of Financial Accounting Standards No. 123R, “Share-Based Payment” (SFAS No. 123R) (now contained in FASB Codification Topic 718, Compensation-Stock Compensation), which supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees”, and its related implementation guidance and eliminates the alternative to use Opinion 25’s intrinsic value method of accounting that was provided in Statement 123 as originally issued. This Statement requires an entity to measure the cost of employee services received in exchange for an award of an equity instruments, which includes grants of stock options and stock warrants, based on the fair value of the award, measured at the grant date, (with limited exceptions). Under this standard, the fair value of each award is estimated on the grant date, using an option-pricing model that meets certain requirements. We use the Black- Scholes option-pricing model to estimate the fair value of our equity awards, including stock options and warrants. The Black-Scholes model meets the requirements of Topic 718; however the fair values generated may not reflect their actual fair values, as it does not consider certain factors, such as vesting requirements, employee attrition and transferability limitations. The Black-Scholes model valuation is affected by our stock price and a number of assumptions, including expected volatility, expected life, risk-free interest rate and expected dividends.  For the nine month periods ended, September 30, 2010 and 2009, we recognized $0 and $0 respectively, in share based expense, as we have no outstanding stock options or warrants.

Income Taxes

The Company accounts for income taxes under SFAS No. 109 (now contained in FASB Codification Topic 740-10-25, Accounting for Uncertainty in Income Taxes), which requires the asset and liability approach to accounting for income taxes.  Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when differences are expected to reverse. On April 29, 2009 the company changed from an S -Corporation to a C – Corporation.  The operation loss from April 30, 2009 to December 31, 2009 was ($1,283,541). As of September 30, 2010, we had a net operating loss carry forward of $(1,408,430) and a deferred tax asset of $478,866 using the statutory rate of 34%. The deferred tax asset may be recognized in future periods, not to exceed 20 years.  However, due to the uncertainty of our ability to operate as a going concern, we have not booked any deferred tax asset as a result.

3.  Inventory.

	September 30, 2010	December 31, 2009
Raw Material	$ 92,635	$ 85,951
Work in Process	0	0
Finished Goods	0	0
Total	$ 92,635	$ 85,951
Less Reserve for excess or obsolete inventory	(20,259)	(18,877)
Total Inventory	$ 72,376	$ 67,074

Inventories by major classification were comprised of the following as of:

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

4.  Property and Equipment

Property and equipment were comprised of the following at:

	September 30, 2010	December 31, 2009
Furniture and fixtures	$70,549	$70,549
Accumulated Depreciation	(70,549)	(70,549)
Net Fixed Assets	$0	$0

5. Accrued Expenses

Accounts Payable and Accrued Expenses	September 30, 2010	December 31,2009
Accrued Other	$ 34,500	$ 25,000
IRS Payable	13,032	13,632
Accrued Rent	3,626	-
Redwood Merchant Services	98,000	100,000
DHL	45,798	56,070
Century Bank card	121,497	129,173
Goetz Trust	16,500	16,500
Starz Wireless	74,590	75,590
Accrued Interest	43,237	5,519
	$ 450,780	$ 421,484

On July 15, 2009 Goetz Trust advanced the company $50,000.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  As of September 30, 2010 the outstanding balance is $16,500.

The company has an outstanding balance due to Star Wireless.  There is no formal agreement and no terms.

As a result the balance is carried in the current liabilities for financial presentation purposes.  September 30, 2010 the outstanding balance is $75,590.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

6.  Notes Payable

On July 15, 2009 Goetz Trust advanced the company $50,000.  There is no formal agreement and no terms. As a result the balance is carried in the current liabilities for financial presentation purposes.  September 30, 2010 the outstanding balance is $16,500.

The company has an outstanding balance due to Executive Bank Card.  There is no formal agreement and no terms. As a result the balance is carried in the current liabilities for financial presentation purposes.  September 30, 2010 the outstanding balance is $62,500.

The company has an outstanding balance due to Star Wireless.  There is no formal agreement and no terms. As a result the balance is carried in the current liabilities for financial presentation purposes.  September 30, 2010 the outstanding balance is $74,590.

7. Related Party – Notes payable

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  There is no formal agreement and no terms.  As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 and September 30, 2010 the outstanding balance was $488,015 and $493,154 respectively

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  On August 25 2010 a formal note was signed with Victoria Bleeden, with 24 monthly payments of $12,129 at 10% interest. As of December 31, 2009 and September 30, 2010 the outstanding balance was $262,854 and 262,854 respectively.

On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.  On December 31, 2009 and September 30,2010 the outstanding balance was $429,280 and $499,280 respectively.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

8.  Commitments and Contingencies

The company has entered into an employee contract with its president and chief executive officer. On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively. It also includes bonus provisions that are subject to company profitability and cash flow determinations.

Operating Rental Leases

On March 5, 2010 we entered into a 1 year extension on our lease with The Agoura Road Group. The lease expires on February 28, 2011.  The facility is approximately 3,000 square feet and located at 29399 Agoura Road, Agoura Hills CA, 91301, Suite 103/110.  The lease calls for monthly payments of $3,626..

9.  Litigation

Redwood Merchant Services v. Wild Cat Cellular, Inc., et al. LASC Case No. LC 081831 Strathmore Investments, Inc. is a named Defendant in this action.

The subject matter of the litigation pertained to claims by Redwood Merchant Bank for chargeback’s attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular, Inc. Pursuant to a Settlement Agreement; the Defendants have been required to make payments to Redwood Merchant Services. Defendants are in default of under the Settlement Agreement. Under the terms of the Settlement Agreement, Redwood has the right to enter a Stipulated Judgment against Defendants for the amounts due and owing.

The case was dismissed by the court on August 10, 2010, based upon the failure of Plaintiffs to appear at a hearing on that date. We have been informed that Plaintiffs will be bringing a Motion to Set the Dismissal on November 2, 2010 and will be seeking to obtain a judgment on the action at that time. The principal amount is $90,000, however it is anticipated that the actual judgment sought by Plaintiff will be nearer and could exceed $100,000 based upon claims for attorneys’ fees and accrued, but unpaid interest. This amount is in notes payable as of September 30, 2010.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Century Bankcard Services v. Wildcat Cellular, et al. LASC PC 045883 Strathmore Investments, Inc. is a named Defendant in this action. The subject matter of the litigation pertained to claims by Century Bankcard Services for chargebacks attributable to Strathmore Investments, Inc. and its related company, Wild Cat Cellular, Inc. The Defendants have entered into a settlement agreement with Century Bankcard Services to compromise the claims of Century Bankcard Services of $98,000.00 (plus interest at the rated of 8% per annum), which amounts are to be paid by making monthly payments to Century Bankcard Services of $2,393.47. The Settlement Agreement is subject to a Stipulation to Enter Judgment in an amount equal to $129,173.97 plus interest at 10% from August 1, 2009 until the entry of judgment plus costs and attorneys’ fees in the combined amount of $4,000.00, less any amounts paid by Defendants pursuant to the Settlement Agreement. This amount is in notes payable as of September 30, 2010.

Venturine Ventures LC v. Bleeden, etc., etal LASC Case No. SC 101467 Strathmore Investments, Inc. is a named Defendant in this action. Judgment has been entered against Wildcat Cellular, Inc. (an affiliate of Strathmore) and David Bleeden in the amount of $56,070.05 effective as of August 4, 2010. This amount is in notes payable as of September 30, 2010.

10.  Restatement of prior period financial statements

During the 2009 audit, certain errors were discovered relating to the Prior period financial statements, including the Balance Sheet as of December 31, 2008, the Statement of Operations for the year ended December 31, 2008, the Statement of Stockholders Equity as of December 31, 2008 and the Statement of Cashflows for the year ended December 31, 2008. The errors included a misclassification of revenue, cost of sales and related party advances; a write off of the note receivable wildcat cellular; an adjustment to accumulated amortization software; an adjustment to payroll checking account; an adjustment to accounts receivable.  The errors resulted in a decrease in cash of $12,875, a decrease in accounts receivable of $163,149, an increase in accumulated amortization of $36,441, a decrease in current note receivable from Wildcat Cellular of $435,759, a decrease in advances to related party in other assets of $1,113,436, a decrease in current assts of $134,508, a decrease in total assets of $1,744,107, a decrease in short term notes payable of $559,418, a decrease in working capital deficit of $407,358,  an increase in accumulated deficit of $1,202,243 and an increase in total stockholder deficit of $1,202,243 relating to the Balance Sheet as of December 31, 2008.  The error resulted in a decrease in sales revenue of $1,700,226, an increase in cost of goods sold of $983,059, an increase in general and administrative expense of $250, a decrease in net profit of724,453 and a decrease in earnings per share of $1,448,  relating to the Statement of Operations for the year ended December 31, 2008.  The error resulted in an increase in the deferred tax asset which was lost with the conversion from an S to a C –Corporate status.  The error resulted in an increase in the beginning accumulated deficit of $477,788 an increase in accumulated deficit of $435,597 and an increase in total stockholder deficit of $724,542 relating to the Statement of Stockholders Equity as of December 31, 2008.  The error resulted in a decrease in the cash provided by operations of $554,018 and an increase in cash provided by financing activity of $554,018 relating to the Statement of Cashflows for the year ended December 31, 2008.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

11.  Capital Stock Transactions

On April 15, 2009 we issued 500 shares of our common stock for $880,000

COMMON STOCK

Our Articles of Incorporation authorize us to issue 50,000,000 shares of common stock, at no par value. As of December 31, 2009 there were 1,000 shares of common stock issued and outstanding, respectively.  All outstanding shares of common stock are, and the common stock to be issued will be, fully paid and non-assessable.  Each share of our common stock has identical rights and privileges in every respect. The holders of our common stock are entitled to vote upon all matters submitted to a vote of our shareholders and are entitled to one vote for each share of common stock held. There are no cumulative voting rights.

The holders of our common stock are entitled to share equally in dividends and other distributions that our Board of Directors may declare from time to time out of funds legally available for that purpose, if any, after the satisfaction of any prior rights and preferences of any outstanding preferred stock. If we liquidate, dissolve or wind up, the holders of shares of common stock will be entitled to share ratably in the distribution of all of our assets remaining available for distribution after satisfaction of all our liabilities and our obligations to holders of our outstanding preferred stock.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.

PREFERRED STOCK

The company has no preferred stock authorized, issued or outstanding.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

12. Related Party Transactions

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  There is no formal agreement and no terms.  As a result the balance is carried in the current liabilities for financial presentation purposes.  As of December 31, 2009 and September 30, 2010 the outstanding balance was $488,015 and $493,154 respectively

From time to time Victoria Bleeden, the wife of David Bleeden CEO made advances to the company.  On August 25 2010 a formal note was signed with Victoria Bleeden, with 24 monthly payments of $12,129 at 10% interest. As of December 31, 2009 and September 30, 2010 the outstanding balance was $262,854 and 262,854 respectively.

On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively.

In April of 2009 the Company entered into a stock purchase agreement whereby it sold fifty percent ownership to Omnireliant Holdings Inc. for $1,000,000.  The Purchaser has perfected a first priority secured interest in the Company of all of its assets in coordination with it becoming senior lender of a series of working capital notes that encompass a total lending facility of $500,000.  Such notes bear an interest rate of 7% and are due with accrued interest on December 1, 2011.  Such agreement also offers the CEO/president of the Company to purchase up to 500,000 shares of Omnireliant Holdings, Inc. at price of $1.00 per share with vesting provisions existing of one third per year upon purchase.  None has been purchased to date.  On December 31, 2009 and September 30,2010 the outstanding balance was $429,280 and $499,280 respectively.

13. Supplemental Data - Unaudited

Although we recognized $1,625,572 in revenue for the year ended December 31, 2009, we had internet orders in the amount of  $4,856,559, which we were unable to fulfill due to our inability to fund the orders, as we have no terms with our suppliers and all purchases are cash in advance or Cash on Delivery.

STRATHMORE INVESTMENTS, INC.

NOTES TO FINANCIAL STATEMENTS – (Continued)

Contingencies and Commitments:

The company has entered into an employee contract with its president and chief executive officer. On April 1, 2009, the Company entered into a three-year employment agreement with David Bleeden, our President and Chief Executive Officer, for an annual salary of $150,000.  As of December 31, 2009 and September 30, 2010 the outstanding balance due was $79,000 and $118,000 respectively. It also includes bonus provisions that are subject to company profitability and cash flow determinations.

Subsequent Events

None.

Off-balance Sheet Arrangement

We currently have no off-balance sheet arrangements.

Item 9.01 (b) – Pro-forma financial information for

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma financial information has been derived from, and should be read in conjunction with, the unaudited pro forma condensed consolidated financial statements included elsewhere in this Form 8-K.

The unaudited pro forma condensed consolidated balance sheet information combines the historical audited balance sheet of Sombrio Capital Corp. as of October 31, 2010 and the historical unaudited balance sheet of Strathmore Investments, Inc. as of September 30, 2010, giving effect to the transactions described in the Share Exchange Agreement and the Separation Agreement (with purchase accounting applied to the acquired Strathmore Investments, Inc. business) as if they had occurred on September 30, 2010.

The unaudited pro forma condensed consolidated statements of income combine (i) the historical audited statement of operations of Sombrio Capital Corp. as of October 31, 2010 and the unaudited statement of operations of Strathmore Investments, Inc. for the nine months ended September 30, 2010, giving effect to the transactions described in the Purchase Agreement and the Separation Agreement (with purchase accounting applied to the acquired Strathmore Investments, Inc. business and related financing) as if they had occurred on September 30, 2010.

The historical financial information has been adjusted to give effect to pro forma events that are directly attributable to the transaction, are factually supportable and, in the case of the pro forma income statements, have a recurring impact.

The purchase price allocation has not been finalized and is subject to change based upon recording of actual transaction costs, finalization of working capital adjustments, and completion of appraisals of tangible and intangible assets of the acquired Strathmore Investments, Inc. business.

Sombrio Capital Corp. is providing this information to aid you in your analysis of the financial aspects of the transaction. The unaudited pro forma financial information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the transaction taken place on the dates noted, or the future financial position or operating results of the combined company.

Sombrio Capital Corp.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Information

as of September 30, 2010

	Strathmore Investments, Inc.	Sombrio Capital Corporation	Consolidated
(An Exploration Stage Company)

Total Assets	$ 135,562	$ -	$ 135,562
Total Liabilities	$ 1,886,568	$ 37,125	$ 1,923,693
Total Stockholder's Equity	$ (1,751,006)	$ (37,125)	$ (1,788,131)
Book value per share	$ (1,751)	$ (0.01)	$ (0.25)
Shares outstanding	1,000	7,187,498	7,188,498

Sombrio Capital Corp.

Unaudited Pro Forma Condensed Consolidated Statement of Income Information

for the nine months ended September 30, 2010

	Strathmore Investments, Inc.	Sombrio Capital Corporation	Consolidated
(An Exploration Stage Company)

Sales	$ 696,538	$ -	$ 696,538
Net income (loss)	$ (124,889)	$ (27,137)	$ (152,026)
Earnings per share	$ (124.89)	$ (0.00)	$ (0.02)
Weighted average shares outstanding	1,000	7,187,498	7,188,498

STRATHMORE INVESTMENTS, INC.

SIGNIFICANT NOTES AND ASSUMPTIONS TO PRO-FORMA FINANCIAL

STATEMENTS

(Unaudited)

1) The unaudited pro forma condensed consolidated balance sheet information combines the historical audited balance sheet of Sombrio Capital Corp. as of October 31, 2010 and the historical unaudited balance sheet of Strathmore Investments, Inc. as of September 30, 2010, giving effect to the transactions described in the Share Exchange Agreement and the Separation Agreement (with purchase accounting applied to the acquired Strathmore Investments, Inc. business) as if they had occurred on September 30, 2010.

2) The unaudited pro forma condensed consolidated statements of income combine (i) the historical audited statement of operations of Sombrio Capital Corp. as of October 31, 2010 and the unaudited statement of operations of Strathmore Investments, Inc. for the nine months ended September 30, 2010, giving effect to the transactions described in the Purchase Agreement and the Separation Agreement (with purchase accounting applied to the acquired Strathmore Investments, Inc. business and related financing) as if they had occurred on September 30, 2010.